________________________________________________________________________________




________________________________________________________________________________


                                                               CIGNA FUNDS GROUP


                                                              CHARTER FUNDS /SM/


                                                           CHARTER BALANCED FUND

                                         CHARTER LARGE COMPANY STOCK GROWTH FUND

                                          CHARTER LARGE COMPANY STOCK VALUE FUND

                                          CHARTER LARGE COMPANY STOCK INDEX FUND

                                         CHARTER SMALL COMPANY STOCK GROWTH FUND

                                          CHARTER SMALL COMPANY STOCK VALUE FUND

                                                      CHARTER FOREIGN STOCK FUND

                                                     CORE PLUS FIXED INCOME FUND



                                                               Semiannual Report
                                                                   June 30, 2001

          [A BUILDING GRAPHIC APPEARS IN THE BACKGROUND OF THIS PAGE]



[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
 CIGNA/R/

DEAR SHAREHOLDERS,

Our report for the six months ended June 30, 2001 follows.

SUMMARY AND MAJOR CONCLUSIONS

The sharp economic slowdown that began one year ago is nearing an end, with the second quarter likely to represent the bottom in GDP (Gross Domestic Product). Most foreign economies are lagging the U.S. and are not expected to recover until 2002.

Massive monetary easing by the Federal Reserve (Fed) during the past six months has set the stage for a gradual and steady acceleration of economic growth over the next 12 to 18 months.

The rate of inflation has peaked for the cycle, and will likely average only 2% during the next year. Corporate profits should trough in the third quarter and stage a moderate recovery during 2002.

The economic outlook appears favorable for financial markets over the next 12 months. Stocks should outperform bonds, with small cap, mid cap, and value stocks as well as corporate bonds likely to perform best. Government bonds are expected to be the worst-performing asset class.

THE ECONOMY

For almost a year, the U.S. economy has been in a severe business cycle slowdown, triggered by the lagged impact of tight monetary conditions in 1999 and 2000. Areas of greatest weakness within the economy include basic manufacturing, industrial capital goods, information technology capital goods, and telecommunications equipment. The only areas of persistent strength have been consumer spending and residential real estate.

During the first half of this year, the U.S. economy, as measured by GDP, expanded at only a 1% annual rate, compared with a 3% rate during the last three quarters of 2000, and a better than 4% annual rate during the preceding four calendar years (1996 to 1999).

RECESSIONARY CONDITIONS EVIDENT: While the overall economy seems to have narrowly escaped from collapsing into recession, there is clear evidence of recessionary conditions within certain sectors of the economy. The manufacturing sector, which constitutes about one-fifth of GDP, reflected a 4% decline in industrial production and the loss of a half-million factory jobs during the past six months. Shipments of capital goods have declined for three consecutive quarters, and corporate profits were off by an estimated 15% to 20% last quarter. So far, the Fed's aggressive easing of monetary conditions since early January, through six interest rate cuts totaling 275 basis points, has kept the U.S. economy out of a broad recession.

FINANCIAL MARKET REVIEW

For the six months ended June 30, 2001, the 3.62% return of the Lehman Brothers Aggregate Bond Index was significantly ahead of the -6.70% return of the S&P 500 Index. The equity market has been characterized by enormous divergences during the past six to 12 months, with small and mid cap stocks outperforming large cap stocks, and value managers outperforming growth managers, in all cases by wide margins. Over the last six-month period, the average small cap mutual fund value manager registered a 14.97% total return, while the average large cap growth fund manager lost 16.10%. For the latest 12-month timeframe, the divergence is much greater: The average small cap value manager posted a 29.61% gain, compared with a 30.63% loss for the average large cap growth manager. (Source of mutual fund data is Lipper Inc.)

OUTLOOK FOR THE ECONOMY

We believe the U.S. economy is in the final phase of a sharp business cycle slowdown, hitting a cyclical trough in the second quarter, and then gradually recovering in the second half of this year. During 2002, we anticipate a more robust acceleration in economic growth, led by broad-based growth in consumer spending and business capital investment. The main risk is that the current slowdown will be more protracted and/or the subsequent economic recovery more sluggish than we assumed.

The Fed's recent aggressive easing, accompanied by a surge in money supply growth, should begin to boost economic growth, moderately at first, but much more vigorously, as we progress through calendar year 2002. The recently enacted federal income tax cuts are expected to provide a moderate boost to consumer spending over the next three to four quarters. In addition, the massive liquidation of inventories during the past several quarters has significantly improved inventory-to-sales ratios and set the stage for a rebound in industrial production over the next year. Consumer spending will also likely benefit from two important fundamental trends: persistently strong gains in the value of residential real estate and steady growth in real wage and salary income. Finally, we anticipate a decline in energy costs that should benefit both households and businesses over the next six to 12 months.

The outlook for inflation is excellent. We forecast consumer inflation to average 2% or less over the next 12 months. Despite improving general economic activity, the unemployment rate will likely drift higher for the remainder of the year, peaking at or slightly above the 5% level, up from the current 4.5%.

Corporate profits are expected to remain weak for another quarter or two, before staging a moderate recovery during 2002. During the third quarter, we anticipate profits to bottom, declining by 15% versus last year, before improving. For all of calendar year 2002, we look for corporate profits to rise by 10%, following an estimated 10% decline this year.

FINANCIAL MARKET OUTLOOK

EQUITY MARKETS LIKELY TO OUTPERFORM BONDS: During the remainder of this year and in the first half of 2002, we expect the equity market to outperform bonds, in sharp contrast to calendar year 2000 and the first quarter of this year. The reason is straightforward: The anticipated strengthening of the economy should be accompanied by a rise in long-term interest rates, which will depress bond prices. At the same time, a stronger economy should also boost corporate profitability, which in turn should support higher equity prices. The current steeply sloped yield curve, which is likely to persist for a number of months, has historically signaled superior performance for equities relative to fixed income instruments.

VALUE AND SMALL CAP STOCKS SHOULD LEAD THE EQUITY MARKET: All bear markets during the past several decades have been associated with a major change in equity market leadership. Accordingly, we expect value stocks to outperform growth stocks, and small and mid cap stocks to outperform their large cap counterparts, in sharp contrast with the five-year period from 1995 through 1999. Although the technology sector will continue to enjoy very sharp, short-term rallies, the non-tech ("old economy") sectors of the market will likely perform best for the remainder of this year.

The S&P 500 Index, as a large capitalization index with a heavy technology component and strong growth flavor, is expected to lag other domestic equity indicators for the foreseeable future.

On a global basis, we anticipate that most foreign equity markets will continue to lag the U.S., given the more significant stimulative monetary environment in the U.S. and the prospects for a speedier recovery in U.S. GDP and corporate profits.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

CHARTER FUNDS TABLE OF CONTENTS


To assist you in using this report to shareholders, listed below is a table of contents and description of the various sections.

________________________________________________________________________________
                                               FUND              SCHEDULE OF
FUND                                        SUMMARY              INVESTMENTS
________________________________________________________________________________
Balanced Fund                                     5                       13
________________________________________________________________________________
Large Company Stock Growth Fund                   6                       16
________________________________________________________________________________
Large Company Stock Value Fund                    7                       18
________________________________________________________________________________
Large Company Stock Index Fund                    8                       20
________________________________________________________________________________
Small Company Stock Growth Fund                   9                       26
________________________________________________________________________________
Small Company Stock Value Fund                    10                      28
________________________________________________________________________________
Foreign Stock Fund                                11                      30
________________________________________________________________________________
Core Plus Fixed Income Fund                       12                      32
________________________________________________________________________________

FUND SUMMARIES                                                                 5
A summary of each Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

SCHEDULES OF INVESTMENTS                                                      13
The schedules of investments include a listing of securities in each Fund's portfolio as of June 30, 2001.

STATEMENTS OF ASSETS AND LIABILITIES                                          35
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level Net Asset Values (NAVs) per share by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                      36
These statements list each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                           37
These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                          39
For each Fund's share class outstanding, a table showing a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                                 43
The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

CHARTER BALANCED FUND

JUNE 30, 2001

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY
Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $12.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             129

INVESTMENT MANAGER                                                 INVESCO, Inc.

________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (UNAUDITED)
________________________________________________________________________________
Ten Largest Positions                                        % of Net Assets
________________________________________________________________________________
     Fannie Mae                                                        4.7%
________________________________________________________________________________
     Citigroup, Inc.                                                    3.2
________________________________________________________________________________
     Freddie Mac                                                        3.0
________________________________________________________________________________
     Microsoft Corp.                                                    2.5
________________________________________________________________________________
     General Electric Co.                                               2.4
________________________________________________________________________________
     Exxon Mobil Corp.                                                  2.1
________________________________________________________________________________
     Philip Morris Cos., Inc.                                           1.9
________________________________________________________________________________
     Johnson & Johnson                                                  1.8
________________________________________________________________________________
     FleetBoston Financial Corp.                                        1.4
________________________________________________________________________________
     American Int'l Group, Inc.                                         1.3
________________________________________________________________________________
Ten Largest Sectors                                          % of Net Assets
________________________________________________________________________________
     Financial                                                        21.0%
________________________________________________________________________________
     U.S. Government and Agencies                                     14.3
________________________________________________________________________________
     Consumer Products                                                9.8
________________________________________________________________________________
     Medical                                                          6.8
________________________________________________________________________________
     Oil and Gas                                                      6.6
________________________________________________________________________________
     Communications                                                   6.4
________________________________________________________________________________
     Manufacturing                                                    5.7
________________________________________________________________________________
     Technology                                                       5.3
________________________________________________________________________________
     Diversified                                                      3.9
________________________________________________________________________________
     Retail                                                           3.3
________________________________________________________________________________
Fund Composition                                             % of Net Assets
________________________________________________________________________________
     Bonds                                                            26%
________________________________________________________________________________
     Common stocks                                                    68
________________________________________________________________________________
     Short-term investments                                            5
________________________________________________________________________________
     Other net assets                                                  1
________________________________________________________________________________


PORTFOLIO MANAGER COMMENTARY

Earnings fears took center stage at the end of the first quarter, amid growing evidence that the economic slowdown was starting to affect the near-term profitability in a wide range of industries. Even Federal Reserve (Fed) interest rate cuts did little to alleviate pressure on share prices. While the sell-off has been particularly severe in technology-related sectors, it broadened in March to affect higher valuation growth stocks in traditionally defensive industries such as health care, energy, utilities and consumer staples. Meanwhile, investors sought out attractively priced stocks, continuing the market's value rotation.

Although the Fed continued to cut interest rates in the second quarter, the performance of both stock and bond markets was lackluster. A spate of negative earnings announcements from several high-profile companies dampened investors' morale, as concerns about when the economy might recover took hold. Conditions, therefore, remained challenging.

Bonds provided little respite from the downturn, with the yield on the 10-year Treasury ending June at 5.41%, up slightly from the 5.38% recorded at the end of May. Fixed income securities were undermined by worries that the Fed's most recent smaller rate cut might be a harbinger of an end to the Fed's aggressive easing actions. Strong consumer confidence and manufacturing data, suggesting that the economy could be bottoming, also supported this possibility, causing bonds to head south sharply in the final days of the second quarter.

The Fund handled the market's obstacles relatively well. Our overweight position in the financial services sector aided performance, with holdings such as Lehman Brothers and American International Group posting strong gains. Other holdings on the equity side that fared well included those representing the capital goods, consumer cyclicals and technology sectors. Specifically, Lowe's, General Motors, and Intel all contributed positively to the Fund's performance.

Meanwhile, bonds turned in mixed results, plagued by the same uncertainty holding back many stocks. By period end, the Fund remained positioned with its minimum allowed weighting in fixed income securities, reflecting the analysis of our asset allocation model. Should the equity markets continue to stabilize and eventually recover, this allocation will enable us to participate.

Returns for the six months ended June 30, 2001 were:

Institutional Class                                                        0.30%
Premier Class                                                              0.30
Retail Class                                                               0.10
S&P 500 Index                                                             -6.70
Balanced Composite (60%
S&P 500/40% Lehman Aggregate)                                             -2.44

CHARTER LARGE COMPANY STOCK GROWTH FUND

JUNE 30, 2001
________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                    $9.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              89

INVESTMENT MANAGER                                                Morgan Stanley
                                                      Investment Management Inc.

________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (UNAUDITED)
________________________________________________________________________________
Ten Largest Positions                                         % of Net Assets
________________________________________________________________________________
     Tyco International Ltd.                                          7.1%
________________________________________________________________________________
     General Electric Co.                                              6.2
________________________________________________________________________________
     Pfizer, Inc.                                                      4.9
________________________________________________________________________________
     Freddie Mac                                                       4.0
________________________________________________________________________________
     Microsoft Corp.                                                   4.0
________________________________________________________________________________
     Citigroup                                                         3.7
________________________________________________________________________________
     United Technologies Corp.                                         3.6
________________________________________________________________________________
     AOL Time Warner, Inc.                                             3.3
________________________________________________________________________________
     Intel Corp.                                                       3.2
________________________________________________________________________________
     American International Corp.                                      2.7
________________________________________________________________________________
Ten Largest Sectors                                          % of Net Assets
________________________________________________________________________________
     Medical                                                         17.5%
________________________________________________________________________________
     Technology                                                      15.4
________________________________________________________________________________
     Financial                                                       11.9
________________________________________________________________________________
     Communications                                                   9.9
________________________________________________________________________________
     Manufacturing                                                    7.9
________________________________________________________________________________
     Diversified                                                      6.2
________________________________________________________________________________
     Retail                                                           5.9
________________________________________________________________________________
     Food & Beverage                                                  4.3
________________________________________________________________________________
     Aerospace & Defense                                              3.6
________________________________________________________________________________
     Multimedia                                                       3.3
________________________________________________________________________________
Fund Composition                                             % of Net Assets
________________________________________________________________________________
     Common stocks                                                    98%
________________________________________________________________________________
     Other net assets                                                  2
________________________________________________________________________________

PORTFOLIO MANAGER COMMENTARY

The first quarter of the year was challenging for U.S. equity investors, as the S&P 500 Index declined 11.86%. After a strong rally in January, spurred on by two Federal Reserve (Fed) rate cuts totaling 1%, a subsequent 50 basis point cut in February did nothing to halt stock market erosion for the remainder of the period. Economic signals have been mixed, with housing starts and auto sales strong, and unemployment still fairly benign (despite layoff announcements), while retail and consumer confidence have been in the doldrums.

The second quarter was favorable for equity investors, with the S&P 500 Index advancing 5.85%. April was the strongest month in the quarter, led by a sharp rebound in technology. Within large cap, growth outperformed value, with the Russell 1000 Growth Index returning 8.42%, while the Russell 1000 Value Index rose 4.88%. This positive quarter made modest inroads into the deterioration the equity markets have experienced in the last year, most notably in the growth indexes. The Fed cut interest rates three times in the quarter, for a total of six cuts and 275 basis points year-to-date. Six interest rate cuts within six months are fairly unusual, having occurred only four times since World War II.

Economic data remained mixed, with consumer confidence high, auto and home sales holding up, energy prices softening and inflation in check. On the negative side of the ledger, there was a constant stream of layoff announcements, jobless claims rose and the amount of time people are staying unemployed increased. Since the U.S. consumer is keeping what little growth there is going, the ongoing negatives around employment are a concern.

Pre-announcements around the second quarter earnings season dominated sentiment in May and June. While there was negative news from the technology sector -- most notably in telecommunications, including Nokia, Nortel and JDS Uniphase -- not all the bad news was in technology. Merrill Lynch surprised with a negative profit warning late in June. That said, with 948 companies having pre-announced, 67% of the reports were negative, slightly improved from 69% in the first quarter.

Returns for the six months ended June 30, 2001 were:

Institutional Class                   -10.67%
Premier Class                         -10.91
Retail Class                          -10.93
S&P 500 Index                          -6.70
Russell 1000 Growth Index             -14.24

CHARTER LARGE COMPANY STOCK VALUE FUND

JUNE 30, 2001

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $14.1 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              55

INVESTMENT MANAGER                                     John A. Levin & Co., Inc.

________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (Unaudited)
________________________________________________________________________________
Ten Largest Positions                                        % of Net Assets
________________________________________________________________________________
     Aon Corp.                                                         3.2%
________________________________________________________________________________
     Sara Lee Corp.                                                   3.0
________________________________________________________________________________
     BellSouth Corp.                                                  2.9
________________________________________________________________________________
     First Data Corp.                                                 2.8
________________________________________________________________________________
     UnumProvident Corp.                                              2.6
________________________________________________________________________________
     Tyco International Ltd.                                          2.5
________________________________________________________________________________
     News Corp., Ltd.                                                 2.5
________________________________________________________________________________
     Pharmacia Corp.                                                  2.4
________________________________________________________________________________
     Compaq Computer Corp.                                            2.4
________________________________________________________________________________
     Koninklijke Philips Electronics Corp.                            2.4
________________________________________________________________________________
Ten Largest Sectors                                         % of Net Assets
________________________________________________________________________________
     Financial                                                      16.3%
________________________________________________________________________________
     Computers                                                      11.7
________________________________________________________________________________
     Manufacturing                                                   9.6
________________________________________________________________________________
     Oil and Gas                                                     8.9
________________________________________________________________________________
     Medical                                                         8.7
________________________________________________________________________________
     Consumer Products                                               8.4
________________________________________________________________________________
     Communications                                                  8.0
________________________________________________________________________________
     Electronics                                                     5.9
________________________________________________________________________________
     Diversified                                                     3.8
________________________________________________________________________________
     Automotive                                                      3.3
________________________________________________________________________________
Fund Composition                                            % of Net Assets
________________________________________________________________________________
     Common stocks                                                   89%
________________________________________________________________________________
     Preferred stocks                                                 4
________________________________________________________________________________
     Other net assets                                                 7
________________________________________________________________________________


PORTFOLIO MANAGER COMMENTARY

The first quarter was challenging for all equity investors. Growth stocks continued to experience significant price declines, as they have over the past year. In addition, the market weakness extended across other sectors, as the underlying economy slowed and investors reacted to changed expectations. Negative sentiment prompted many investors to sell equities even without specific catalysts, and often without discriminating between strong and weak companies, and their relative valuations. Quite separately from the trend in prices, both the overall market and individual equities have shown increased volatility. Stocks now trade in a broad range relative to their fundamentals.

While there was divergence between groups and among individual stocks during the second quarter, the market advanced overall, as investors anticipated specific positive developments in certain stocks ahead of a broader recovery. Still, many companies continued to face significant business pressures, including further erosion in demand for their products and services and rising energy and other raw material costs.

The hard hit technology and telecom sectors may offer investment opportunities in specific well-researched ideas. However, "down in price" should not be confused with "value opportunity". The viability of certain business models in these sectors is unproven. Investors must also be concerned about falling into a value trap. While earnings ("E") have deteriorated significantly, prices ("P") have fallen at the same time and, therefore, P/E ratios have generally remained extended.

Thus, even though many stocks are trading 50% or more below their highs, the past few quarters have proven that weak stocks can still experience price erosion and may represent significant capital risk. Businesses are in a competitive cycle, and we believe fundamentals will remain weak in the near term. Also, as in prior periods when momentum investors followed one another into high P/E stocks, we are now witnessing manifestation of momentum investing, only in the opposite direction. As a result, some stock prices have been further depressed as many market participants sell stocks.

While the present economic climate has delayed certain catalysts for value realization that we had previously identified, we continue to focus on good companies with strong balance sheets, skilled management and a proven ability to perform in difficult economic environments, particularly when we believe management is oriented towards creating equity value for shareholders.

Returns for the six months ended June 30, 2001 were:

Institutional Class                   -4.06%
Premier Class                         -4.16
Retail Class                          -4.25
S&P 500 Index                         -6.70
Russell 1000 Value Index              -1.26

CHARTER LARGE COMPANY STOCK INDEX FUND

JUNE 30, 2001

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY
Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index.

FUND INCEPTION DATE                                                 07/01/1997 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $179.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             514

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (Unaudited)
________________________________________________________________________________
Ten Largest Positions                                    % of Net Assets
________________________________________________________________________________
     General Electric Co.                                      3.8%
________________________________________________________________________________
     Microsoft Corp.                                            3.1
________________________________________________________________________________
     Exxon Mobil Corp.                                          2.4
________________________________________________________________________________
     Citigroup, Inc.                                            2.1
________________________________________________________________________________
     Pfizer, Inc.                                               2.0
________________________________________________________________________________
     AOL Time Warner                                            1.8
________________________________________________________________________________
     Wal-Mart Stores, Inc.                                      1.7
________________________________________________________________________________
     American Int'l Group, Inc.                                 1.6
________________________________________________________________________________
     Intel Corp.                                                1.5
________________________________________________________________________________
     Int'l Business Machines Corp.                              1.5
________________________________________________________________________________
Fund Composition                                        % of Net Assets
________________________________________________________________________________
     Common stocks                                             86%
________________________________________________________________________________
     Short-term investments*                                   14
________________________________________________________________________________

* At June 30, 2001, the Fund was long 81 S&P 500 futures contracts.


PORTFOLIO MANAGER COMMENTARY

Growing concerns regarding the Federal Reserve's (Fed's) ability to reverse the economic tide, negative earnings pre-announcements, reported declines in consumer confidence, and admitted lack of earnings visibility weighed heavily on the equity markets during the first quarter. The S&P 500 (R) Index fell 11.86% over the period, its worst quarterly performance in 10 years.

The pace of economic growth continued to slow in the second quarter, reflecting the continuing effects of an inventory correction and reduced capital investments. As growth slowed in overseas markets, the strong dollar continued to reduce exports and foreign-sourced income. An emerging weakness in labor markets was compromising consumer confidence and threatening the remaining strongholds of final demand -- consumer spending and homebuilding. There is now clear evidence that the deterioration in labor markets has spilled over from manufacturing into the service sector, particularly in the use of temporary help. Perhaps because of this risk, the Fed continued its aggressive campaign to loosen the money reins. In three installments over the second quarter, the federal funds rate was reduced an additional 125 basis points, leaving that rate down a full 275 basis points since the Fed first registered its change in bias in December 2000.

Early in the second quarter, the consensus view that improved liquidity and early corporate retrenchment would lead to a resumption of economic growth in the second half of 2001 was advanced by additional Fed actions and early passage of the tax cuts by the administration. Equity markets rallied in the first month of the quarter, as the S&P 500 Index and the NASDAQ rose 7.8% and 15%, respectively. However, this was insufficient to maintain market sentiment, as the S&P 500 operated in a trading range for most of May. The Jeffords announcement in late May, combined with a record number of negative earnings pre-announcements, caused the equity markets to give back gains throughout June. The S&P 500 finished the second quarter with a return of 5.85%, slightly behind the 6.1% median U.S. mutual fund, as measured by Morningstar.

Returns for the six months ended June 30, 2001 were:

Institutional Class                   -6.71%
Premier Class                         -6.78
Retail Class                          -6.92
S&P 500 Index                         -6.70

CHARTER SMALL COMPANY STOCK GROWTH FUND

JUNE 30, 2001

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $30 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                   01/21/2000

TOTAL NET ASSETS                                                   $19.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO                                        114

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (Unaudited)
________________________________________________________________________________
Ten Largest Positions                                   % of Net Assets
________________________________________________________________________________
     BISYS Group, Inc.                                         2.6%
________________________________________________________________________________
     Valassis Communications, Inc.                             2.5
________________________________________________________________________________
     Investors Financial Services Co.                          2.3
________________________________________________________________________________
     Markel Corp.                                              1.8
________________________________________________________________________________
     Radian Group, Inc.                                        1.7
________________________________________________________________________________
     Lamar Advertising, Co.                                    1.6
________________________________________________________________________________
     Investment Tech. Group, Inc.                              1.6
________________________________________________________________________________
     Lincare Holdings, Inc.                                    1.6
________________________________________________________________________________
     Alkermes, Inc.                                            1.5
________________________________________________________________________________
     Corporate Executive Board, Co.                            1.5
________________________________________________________________________________
Ten Largest Sectors                                    % of Net Assets
________________________________________________________________________________
     Services                                                 17.3%
________________________________________________________________________________
     Financial                                                12.7
________________________________________________________________________________
     Medical                                                  12.6
________________________________________________________________________________
     Technology                                                9.7
________________________________________________________________________________
     Data Processing                                           5.8
________________________________________________________________________________
     Communications                                            5.5
________________________________________________________________________________
     Manufacturing                                             4.1
________________________________________________________________________________
     Retail                                                    3.9
________________________________________________________________________________
     Advertising                                               3.6
________________________________________________________________________________
     Electronics                                               3.1
________________________________________________________________________________
Fund Composition                                       % of Net Assets
________________________________________________________________________________
     Common stocks                                             93%
________________________________________________________________________________
     Short-term investments                                     6
________________________________________________________________________________
     Other net assets                                           1
________________________________________________________________________________


PORTFOLIO MANAGER COMMENTARY

Though the small cap growth companies outperformed their large cap counterparts, the value style continued to outperform the growth style throughout the first quarter of 2001, consistently across all capitalization segments. As the pace of downward earnings revisions accelerated, growth stocks were penalized and investors focused on stocks with the lowest price/earnings ratios.

More interest rate cuts by the Federal Reserve (Fed) gave the market a nice lift in the second quarter. The first quarter's debacle, with its spate of earnings warnings and shockers out of the way, gave way to a strong snap-back rally in April. The positive bias continued in May and June, interrupted by sell-offs brought on by more profit warnings about the second quarter. However, the market appeared to be more resilient to these numbers, as overall expectations have been coming down and the pace of corporate profit warnings in the second quarter has slowed. As of early July, according to First Call, warnings about second quarter earnings were running about 11% below the pace of the first quarter.

The growth style outperformed the value style for the second quarter, though it still lags year to date. As the economy stabilizes, and the valuation disparities shrink, the growth style should establish the upper hand. It is noteworthy that growth mutual funds attracted the most new cash in May, taking in $7.5 billion, up from $4.7 billion in April, according to AMG Data Services.

Small cap stocks have been outperforming their large cap counterparts and we believe this trend will continue. As we begin the earnings season again, consensus expectations are for the small cap companies to see profits decline by 4.4% for the second quarter, versus a decline of 15.0% for the large cap companies. The continued Fed easings have provided an added bonus. In the 11 periods of Fed easing since 1954, small caps outperformed large caps by 690 basis points, on average, during the first 12 months of easing. Small cap outperformed in eight of those periods and lagged in only three. The dollar continues to favor the small cap companies, and valuations still look relatively attractive.

Returns for the six months ended June 30, 2001 were:

Institutional Class                   -6.27%
Premier Class                         -6.28
Retail Class                          -6.39
S&P 500 Index                         -6.70
Russell 2000 Growth Index              0.16
Russell 2000 Index                     6.95

      easings


CHARTER SMALL COMPANY STOCK VALUE FUND

JUNE 30, 2001

FUND SUMMARY

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $18.6 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              64

INVESTMENT MANAGER                                    Berger LLC/ Perkins, Wolf,
                                                      McDonnell & Company


________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (Unaudited)
________________________________________________________________________________
Ten Largest Positions                                      % of Net Assets
________________________________________________________________________________
     Briggs & Stratton Corp.                                      3.2%
________________________________________________________________________________
     Home Properties NY, Inc.                                     2.9
________________________________________________________________________________
     Dollar Thrifty Automotive                                    2.7
________________________________________________________________________________
     Manitowoc, Inc.                                              2.6
________________________________________________________________________________
     Wolverine Worldwide, Inc.                                    2.6
________________________________________________________________________________
     LA Z Boy, Inc.                                               2.6
________________________________________________________________________________
     Ross Stores, Inc.                                            2.5
________________________________________________________________________________
     Dycom Industries, Inc.                                       2.5
________________________________________________________________________________
     Fleetwood Enterprises, Inc.                                  2.3
________________________________________________________________________________
     Tecumseh Products Co.                                        2.3
________________________________________________________________________________
Ten Largest Sectors                                      % of Net Assets
________________________________________________________________________________
     Manufacturing                                              20.9%
________________________________________________________________________________
     Real Estate Investment Trusts                               9.7
________________________________________________________________________________
     Banking                                                     8.4
________________________________________________________________________________
     Power Equipment                                             6.6
________________________________________________________________________________
     Oil and Gas                                                 6.4
________________________________________________________________________________
     Retail                                                      6.4
________________________________________________________________________________
     Software                                                    6.0
________________________________________________________________________________
     Computer Services                                           5.7
________________________________________________________________________________
     Construction                                                5.5
________________________________________________________________________________
     Communications Services and Equipment                       5.2
________________________________________________________________________________
Fund Composition                                      % of Net Assets
________________________________________________________________________________
     Common stocks                                               96%
________________________________________________________________________________
     Short-term investments                                       5
________________________________________________________________________________
     Other net liabilities                                      (1)
________________________________________________________________________________


PORTFOLIO MANAGER COMMENTARY

There is no question that the first quarter of 2001 presented an extremely difficult environment for investors. However, not all of the news was bad. The value style of investing continued to outperform its growth counterpart. Also, despite the Russell 2000 Index being in negative territory for the quarter, the Fund posted a gain. We believe this was testament to our philosophy of buying temporarily out-of-favor companies trading near their lows, reducing the downside risk.

Increased market volatility continued through the second quarter. Perceived economic stabilization, supported by additional Federal Reserve (Fed) rate cuts, worked to drive stocks higher, while continued earnings disappointments weighed on individual issues. In the end, the Fed prevailed, and most major indices posted solid gains in the quarter, with the Russell 2000 Growth Index outperforming its value counterpart by more than 600 basis points. This marks the first time growth has outperformed value since the first quarter of 2000. Most cycles between growth and value last between three and four years. We continue to believe that several quarters remain in the current value cycle. While the margin of underperformance was significant in the second quarter, the Russell 2000 Value Index was still well ahead of the Growth Index on a year-to-date basis. Although small and mid cap stocks are currently outperforming their large cap counterparts, small caps remain the least expensive area of the market.

The relative outperformance by the Fund is largely attributable to the avoidance of any meaningful company-specific blowups. We believe that the groups that performed well for us in 2000 no longer trade at steep discounts to their intrinsic value, and we fully expect the number of companies reporting disappointing earnings to accelerate, thereby presenting opportunities to re-deploy capital.

We continue to believe that the most favorable risk/reward profile currently lies in the fallen growth area. Investors often forget that technology is a cyclical business, with corporate spending on technology being largely discretionary in nature. In a slowing economic environment, companies taper off their spending, leading to ballooning inventories and the inevitable earnings disappointments. We feel that we are very near the trough of the current cycle and that there are a number of high-quality companies trading at historically low valuations that present attractive investment opportunities.

Returns for the six months ended June 30, 2001 were:

Institutional Class                   20.90%
Premier Class                         20.84
Retail Class                          20.72
S&P 500 Index                         -6.70
Russell 2000 Value Index               1.64
Russell 2000 Index                     6.95

CHARTER FOREIGN STOCK FUND

JUNE 30, 2001

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                   01/24/2000

TOTAL NET ASSETS                                                    $9.3 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              82

INVESTMENT MANAGER                                         Bank of Ireland Asset
                                                               Management (U.S.)
                                                                         Limited


________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (Unaudited)
________________________________________________________________________________
Ten Largest Positions                                    % of Net Assets
________________________________________________________________________________
     ING Group NV                                               4.1%
________________________________________________________________________________
     Shell Transport & Trading                                   3.1
________________________________________________________________________________
     Glaxosmithkline                                             3.0
________________________________________________________________________________
     Nestle SA                                                   2.9
________________________________________________________________________________
     Barclays                                                    2.8
________________________________________________________________________________
     Aventis SA                                                  2.8
________________________________________________________________________________
     Total Financial Elf.                                        2.8
________________________________________________________________________________
     Vodafone Group                                              2.6
________________________________________________________________________________
     Lloyds TSB Group                                            2.3
________________________________________________________________________________
     Swiss Reinsurance                                           2.3
________________________________________________________________________________
Ten Largest Countries                                    % of Net Assets
________________________________________________________________________________
     United Kingdom                                            26.8%
________________________________________________________________________________
     Japan                                                     14.1
________________________________________________________________________________
     Netherlands                                               13.5
________________________________________________________________________________
     Switzerland                                               10.0
________________________________________________________________________________
     France                                                     8.1
________________________________________________________________________________
     Germany                                                    6.1
________________________________________________________________________________
     Italy                                                      3.3
________________________________________________________________________________
     Australia                                                  3.1
________________________________________________________________________________
     Hong Kong                                                  3.1
________________________________________________________________________________
     Belgium                                                    2.8
________________________________________________________________________________
Fund Composition                                         % of Net Assets
________________________________________________________________________________
     Common stocks                                              96%
________________________________________________________________________________
     Short-term investments                                      4
________________________________________________________________________________


PORTFOLIO MANAGER COMMENTARY

Global equity markets began 2001 in much the same fashion as they ended 2000 -- in full retreat mode. For the first quarter, of the 22 countries represented in the MSCI World Index, just two -- Austria and New Zealand -- recorded positive performance in U.S. dollar terms. The first quarter's best-performing market was Austria, where the MSCI Index returned 4.46%. Finland was the quarter's largest loser, with the MSCI Finland Index posting a decline of 41.96%.

Most developed equity markets recorded negative performance for the second quarter, with just 10 of the 23 countries represented in the MSCI World Index posting positive numbers. Australia was the quarter's best performer, returning 16.19%, while Portugal had the worst showing, with a loss of 15.43%.

In Europe, household and corporate confidence has weakened. Fixed investment spending has declined, while industrial orders are sluggish -- particularly in Germany. The ECB's interest rate dilemma is unlikely to be resolved in the near term, as inflation remains stubbornly high. However, inflation is likely to have peaked and the sharp falls in confidence levels in France and Germany increase the possibility of a modest cut to the ECB's base rate. We believe the euro is unlikely to regain lost ground against major currencies until the Euroland economy strengthens and capital inflows increase.

While European prospects have diminished somewhat in recent months, European economic growth is still likely to be faster than the U.S. in 2001 -- largely bolstered by France and some of the peripheral Euroland economies, such as Ireland. There is a risk, however, that these growth expectations may surprise on the down side.

The Japanese equity market continues to be influenced by two conflicting forces. The first is the positive "Koizumi" effect, which is the expectation that the new Prime Minister and his cabinet will finally bring about meaningful change in Japan. On the negative side, there is a growing realization that, partly because of the anticipated structural reforms and the poor health of the global economy, the outlook for Gross Domestic Product (GDP) growth, consumer demand and corporate earnings is bleak.

Returns for the six months ended June 30, 2001 were:

Institutional Class                   -13.92%
Premier Class                         -13.95
Retail Class                          -14.09
MSCI EAFE (net)                       -14.61

CORE PLUS FIXED INCOME FUND

JUNE 30, 2001

________________________________________________________________________________
FUND SUMMARY
________________________________________________________________________________
OBJECTIVE AND STRATEGY

Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                                 12/31/1999 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                   $87.5 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             131

INVESTMENT MANAGER                                           TimesSquare Capital
                                                             Management, Inc.

________________________________________________________________________________
FUND PROFILE
JUNE 30, 2001 (Unaudited)
________________________________________________________________________________
Ten Largest Positions                                     % of Net Assets
________________________________________________________________________________
     Fannie Mae                                                   24.5%
________________________________________________________________________________
     U.S. Treasury Bond                                            9.0
________________________________________________________________________________
     Freddie Mac                                                   6.5
________________________________________________________________________________
     Ginnie Mae                                                    2.1
________________________________________________________________________________
     Ford Motor Credit Co.                                         2.0
________________________________________________________________________________
     Worldcom, Inc.                                                1.9
________________________________________________________________________________
     Prudential Insurance Co. of America                           1.7
________________________________________________________________________________
     First Union Lehman Brothers                                   1.7
________________________________________________________________________________
     Lockheed Martin Corp.                                         1.6
________________________________________________________________________________
     British Telecommunications PLC                                1.4
________________________________________________________________________________
Ten Largest Sectors                                       % of Net Assets
________________________________________________________________________________
     U.S. Government and Agencies                                42.0%
________________________________________________________________________________
     Financial                                                   17.8
________________________________________________________________________________
     Entertainment and Communications                            12.5
________________________________________________________________________________
     Structured Securities                                        7.0
________________________________________________________________________________
     Industrial                                                   5.0
________________________________________________________________________________
     Foreign Government                                           2.3
________________________________________________________________________________
     Oil and Gas                                                  2.1
________________________________________________________________________________
     Consumer and Retail                                          1.9
________________________________________________________________________________
     Utilities                                                    1.8
________________________________________________________________________________
     Transportation                                               1.4
________________________________________________________________________________
Fund Composition                                            % of Net Assets
________________________________________________________________________________
     Bonds and notes                                              94%
________________________________________________________________________________
     Preferred stock                                               2
________________________________________________________________________________
     Short-term investments                                       24
________________________________________________________________________________


PORTFOLIO MANAGER COMMENTARY

The financial markets overall were marked by increased volatility during the second quarter, highlighted by the Federal Reserve's (Fed's) three additional interest rate cuts and the tightening of fixed income credit spreads early in the quarter, which subsequently widened again in June, especially in the lower credit quality sectors. Corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, produced a return of 1.12% for the quarter. According to Lehman Brothers, the first half of 2001 ranked as the best "annual" excess return period since tracking began in 1989, surpassing the 1991 record.

The high yield bond sector has registered mixed results for the year to date. While high yield continues to be attractive from a valuation perspective, it was accompanied by significant volatility in certain industries, such as technology and telecommunications. For the first half of 2001, the Lehman Brothers High Yield Bond Index (High Yield Index) returned 3.93%, dropping from a high of over 6% at the end of the first quarter.

The 0.56% total return of the Lehman Brothers Aggregate Bond Index (Index) for the second quarter, in contrast to first quarter's returns of 3.03%, reflects little progress, as rising long-term interest rates dampened total returns within the bond market.

The Fund's year-to-date net returns stand at 4.21% (Institutional Class), 4.01% (Premier Class) and 3.92% (Retail Class), exceeding the Index return of 3.62% by 59 basis points, 39 basis points and 30 basis points, respectively.

The majority of the Fund's positive performance was attributed to our approximate 20% overweight position in the corporate bond sector. Corporate bonds outperformed other major investment-grade fixed income asset classes on an absolute and duration-adjusted basis for both the second quarter and first half of 2001. The factors contributing to these strong results were primarily related to positive technical trends including multiple Fed rate cuts, a steeper Treasury curve, investors' appetites for increased risk, and the scarcity of long duration spread product.

During the first half, we were underweighted in mortgage-backed securities
(MBS). Our strategy was based on concerns over the faster pace of mortgage pre-payments, due to increased refinancing.

Also during the first half, we maintained a relatively conservative allocation of about 6% to the high yield sector in the portfolio. However, our security selection, specifically allocations to Winstar and PSI Net, contributed to a negative high yield return vs. the High Yield Index. We still like the valuations on high yield, and, as a result in June, we entered into a total return swap on the Bear Stearns High Yield Index. This trade represents a portfolio position of approximately 0.8%. The swap allows us to gain exposure to the broad high yield sector while minimizing security-specific risk.

CHARTER BALANCED FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                PRINCIPAL        VALUE
                                                 (000)           (000)
---------------------------------------------------------------------------
BONDS - 26.0%
COMMUNICATIONS - 0.7%
Cox Communications, Inc., 7.50%, 2004                   $ 40        $   41
Sprint Capital Corp, 6.13%, 2008                          50            46
                                                              -------------
                                                                        87
                                                              -------------

CONSUMER PRODUCTS - 0.6%
PepsiCo, Inc., 5.75%,  2008                                8            73
                                                              -------------

ENTERTAINMENT - 0.4%
Dominion Resort, Inc., 8.13%, 2010                        45            48
                                                              -------------

FINANCIAL - 6.2%
American Express Credit Corp., 7.20%, 2007                50            53
Associates Corp. of North America, 6.63%, 2005            65            67
Bank of America Corp., 5.88%, 2009                        50            48
Bank One Corp., 6.50%, 2006                               75            76
Boeing Capital Corp., 6.10%, 2011                         55            54
Bayerische Landesbank, 5.88%, 2008                        50            49
CIT Group Holdings Inc., 6.38%, 2002                      50            51
Discover Card Master Trust, Inc. 5.60%, 2006              50            50
FleetBoston Corp., 7.38%, 2009                            55            57
Goldman Sachs Group, Inc., 7.63%, 2005                    50            53
Household Finance Corp., 5.88%, 2009                      50            47
Morgan Stanley, Dean Witter, Discover & Co.,
     7.75%, 2005                                          50            53
National Australia Bank Ltd., 8.60%, 2010                 50            56
Wells Fargo & Co., 6.63%, 2004                            75            77
                                                              -------------
                                                                       791
                                                              -------------

MANUFACTURING - 1.7%
Ford Motor Credit Overseas, 6.50%, 2018                   45            41
General Motors Acceptance Corp., 7.75%, 2010              50            53
Raytheon Co., 6.50%, 2005                                 50            49
Tyco International Group S A, 6.13%, 2009                 75            72
                                                              -------------
                                                                       215
                                                              -------------

OIL AND GAS - 0.9%
Atlantic Richfield Co., 5.90%, 2009                       75            74
Conoco, Inc., 6.95%, 2029                                 40            38
                                                              -------------
                                                                       112
                                                              -------------

RETAIL - 1.2%
Target Corp., 7.5%, 2005                                  75            79
Wal-Mart Stores Inc., 6.6%, 2004                          75            78
                                                              -------------
                                                                       157
                                                              -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.5%
Federal Home Loan Mortgage Corp.,
    5.75%, 2003                                          100           102
    5.75%, 2008                                           75            74
    6.00%, 2029                                           15            14


                                                     PRINCIPAL        VALUE
                                                      (000)           (000)
---------------------------------------------------------------------------
Fannie Mae,
    7.13%, 2005                                        $ 110         $ 117
    5.13%, 2004                                          125           126
    7.00%, 2015                                           81            82
    7.50%, 2029                                           80            81
    7.25%, 2030                                           40            43

Ginnie Mae,
    6.00%, 2028                                           63            60
    7.50%, 2030                                           26            26
    8.00%, 2030                                           73            76
    8.00%, 2031                                           31            32
                                                              -------------
                                                                       833
                                                              -------------
U.S. TREASURY OBLIGATIONS - 7.8%

U.S. Treasury Bonds,
    7.25%, 2022                                          110           128
    7.63%, 2025                                           60            73
    6.00%, 2026                                           75            76
    5.25%, 2028                                          125           114
U.S. Treasury Notes,
    5.88%, 2002                                          135           138
    5.38%, 2003                                          350           357
    6.25%, 2003                                          100           103
    7.25%, 2004                                           10            11
                                                              -------------
                                                                     1,000
                                                              -------------
TOTAL BONDS (Cost $3,211)                                            3,316
                                                              -------------

                                                  NUMBER OF
                                                      SHARES
                                                  ----------

COMMON STOCKS - 67.7%
AEROSPACE AND DEFENSE - 0.4%
United Technologies Corp.                                700            51
                                                              -------------

AUTOMOTIVE - 0.8%
Ford Motor Co.                                         4,169           102
                                                              -------------

COMMUNICATIONS - 5.8%
AT&T Corp.                                             2,705            60
Comcast Corp.                                          1,800            78
Lucent Technologies, Inc.                             12,000            74
Qwest Communications International, Inc. (a)           1,937            62
SBC Communications, Inc.                               2,900           116
Sprint Corp.                                           3,100            66
Verizon Communications, Inc.                           2,964           159
WORLDCOM, Inc. (a)                                     8,450           120
WORLDCOM, Inc. (MCI Group) (a)                           338             5
                                                              -------------
                                                                       740
                                                              -------------

CONSUMER PRODUCTS - 9.2%
Alcoa, Inc.                                            2,200            87
Anheuser-Busch Cos., Inc.                              2,400            99
Bristol-Myers Squibb Co.                               2,500           131
Eastman Kodak Co.                                      1,200            56


The Notes to Financial Statements are an integral part of these statements.

CHARTER BALANCED FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
CONSUMER PRODUCTS continued
International Paper Co.                                2,400        $   86
Liz Claiborne, Inc.                                      300            15
Lowes Cos., Inc.                                       1,700           123
McDonalds Corp.                                        4,400           119
PepsiCo, Inc.                                          1,100            49
Philip Morris Cos., Inc.                               4,700           239
Procter & Gamble Co.                                   2,600           166
                                                              -------------
                                                                     1,170
                                                              -------------

DIVERSIFIED - 3.9%
American General Corp.                                 2,000            93
du Pont E.I. de Nemours                                2,000            96
General Electric Co.                                   6,200           302
                                                              -------------
                                                                       491
                                                              -------------

ELECTRONICS - 3.1%
Altera Corp. (a)                                       1,400            41
Hewlett Packard Co.                                    1,800            51
Intel Corp. (a)                                        5,400           158
International Business Machines Corp.                    800            90
Texas Instruments, Inc.                                1,700            54
                                                              -------------
                                                                       394
                                                              -------------

FINANCIAL - 14.8%
AFLAC, Inc.                                            2,700            85
Bank of America Corp.                                  1,700           102
Capital One Financial Corp.                            1,400            84
Citigroup, Inc.                                        7,640           404
Freddie Mac                                            2,700           189
Fannie Mae                                             1,800           153
FleetBoston Financial Corp.                            4,400           174
Franklin Resources, Inc.                               1,100            50
Household International Corp.                            800            53
J.P. Morgan Chase & Co.                                3,750           167
Mellon Financial Corp.                                 2,300           106
Morgan Stanley, Dean Witter, Discover & Co.            1,600           103
PNC Bank Corp.                                         1,700           112
Wells Fargo & Co.                                      2,300           107
                                                              -------------
                                                                     1,889
                                                              -------------

INSURANCE - 3.2%
American International Group, Inc.                     1,950           168
Chubb Corp.                                            1,400           108
Lincoln National Corp.                                 1,300            67
Marsh & McLennan Cos., Inc.                              700            71
                                                              -------------
                                                                       414
                                                              -------------


                                                    NUMBER OF        VALUE
                                                      SHARES         (000)
---------------------------------------------------------------------------
MANUFACTURING - 4.0%
Caterpillar, Inc.                                      2,200        $  110
Dow Chemical Co.                                       2,100            70
Illinois Tool Works, Inc.                              2,000           127
Praxair, Inc.                                          1,300            61
Tyco International Ltd.                                2,500           136
                                                              -------------
                                                                       504
                                                              -------------

MEDICAL - 6.8%
American Home Products Corp.                           1,100            64
Johnson & Johnson                                      4,500           225
Lilly (Eli) & Co.                                      1,200            89
Merck & Co.                                            2,200           141
Pfizer, Inc.                                           2,700           108
Pharmacia Corp.                                        2,900           133
Schering-Plough Corp.                                  2,800           101
                                                              -------------
                                                                       861
                                                              -------------

OIL AND GAS - 5.7%
BP Amoco PLC                                           1,860            93
Chevron Corp.                                          1,600           145
Diamond Offshore Drilling, Inc.                          900            30
Ensco International, Inc.                              1,100            26
Exxon Mobil Corp.                                      3,000           262
Royal Dutch Petroleum Co.                              2,400           140
Transocean Sedco Forex, Inc.                             800            33
                                                              -------------
                                                                       729
                                                              -------------

RETAIL - 2.1%
Kroger Co.                                             1,500            38
Limited, Inc.                                          5,100            84
Supervalu Stores, Inc.                                 2,800            49
Target Corp.                                           2,900           100
                                                              -------------
                                                                       271
                                                              -------------
SOFTWARE - 1.0%
Computer Associates International, Inc.                1,600            58
Oracle Corp. (a)                                       3,500            67
                                                              -------------
                                                                       125
                                                              -------------

TECHNOLOGY - 5.3%
Compaq Computer Corp.                                  4,900            76
Dell Computer Corp. (a)                                2,400            63
First Data Corp.                                       1,100            71
Cisco Systems, Inc. (a)                                3,800            69
Microsoft Corp. (a)                                    4,400           321
Sun Microsystems, Inc. (a)                             5,000            79
                                                              -------------
                                                                       679
                                                              -------------



The Notes to Financial Statements are an integral part of these statements.

CHARTER BALANCED FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
TRANSPORTATION - 0.8%
     Union Pacific Corp.                               1,900        $  104
                                                              -------------

UTILITIES - 0.8%
     Emerson Electric Co.                              1,100            67
     Reliant Energy, Inc.                              1,200            39
                                                              -------------
                                                                       106
                                                              -------------

TOTAL COMMON STOCKS
    (Cost $8,879)                                                    8,630
                                                              -------------

SHORT-TERM OBLIGATION - 5.1%
MONEY MARKET FUND
Charter Money Market Fund (Cost $655)                655,000           655
                                                              -------------


TOTAL INVESTMENTS IN SECURITIES - 98.8%
     (Total Cost $12,745) (b)                                       12,601
     Cash and Other Assets Less Liabilities - 1.2%                     141
                                                              -------------
NET ASSETS - 100.0%                                               $ 12,742
                                                              =============



----------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income-producing securities.

(b) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $12,756,802 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                     $ 889,119

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                (1,044,495)
                                                       ---------------
Unrealized depreciation - net                             $ (155,376)
                                                       ===============


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS - 97.5%
AEROSPACE AND DEFENSE - 3.6%
United Technologies Corp.                              4,750        $  348
                                                              -------------

COMMUNICATIONS - 9.9%
American Tower Corp., Class A                          5,000           103
AT&T Corp-Liberty Media A (a)                         10,900           191
Brocade Communications Systems (a)                       550            24
Clear Channel Communications, Inc.                       850            53
Comcast Corp., Class A                                 2,350           102
Crown Castle International Corp. (a)                   4,350            71
MCDATA Corp., Class A (a)                                780            14
Nokia Corp.                                            1,350            30
Qualcomm, Inc.                                           550            32
Qwest Communications, Int'l.                           1,850            59
SBC Communications Corp.                               2,050            82
Verizon Communications (a)                             2,666           143
WORLDCOMM, Inc. (a)                                    4,150            59
                                                              -------------
                                                                       963
                                                              -------------

COMPUTERS - 3.2%
Compaq Computer Corp.                                  2,800            43
Dell Computer Corp.                                      650            17
International Business Machines Corp.                  2,200           249
                                                              -------------
                                                                       309
                                                              -------------

CONSUMER PRODUCTS - 2.2%
Colgate Palmolive Co.                                  1,100            65
Philip Morris Cos., Inc.                               2,050           104
Procter & Gamble Co.                                     750            48
                                                              -------------
                                                                       217
                                                              -------------

DIVERSIFIED - 6.2%
General Electric Co.                                  12,400           604
                                                              -------------

ELECTRONICS - 2.2%
Jabil Circuit, Inc. (a)                                1,000            31
Qlogic Corp. (a)                                         650            42
Texas Instruments, Inc.                                3,650           115
Xilinx, Inc.                                             700            29
                                                              -------------
                                                                       217
                                                              -------------

FINANCIAL - 11.9%
Bank of New York, Inc.                                   900            43
Citigroup, Inc.                                        6,816           360
Federal Home Loan Mortgage Corp.                       5,600           392
Fifth Third Bancorp.                                   1,100            66
Golden West Financial Co.                              3,150           245
Goldman Sachs Group, Inc.                                650            56
                                                              -------------
                                                                     1,162
                                                              -------------



                                                     NUMBER OF        VALUE
                                                       SHARES          (000)
---------------------------------------------------------------------------
FOOD & BEVERAGE - 4.3%
Anheuser-Busch Cos., Inc.                              2,750        $  113
Coca-Cola Co.                                            500            22
Kraft Foods, Inc.                                      3,000            93
PepsiCo, Inc.                                          3,500           155
Quaker Oats Co.                                          450            41
                                                              -------------
                                                                       424
                                                              -------------

HOTELS - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.                700            26
                                                              -------------

INSURANCE - 2.7%
American International Group, Inc.                     3,050           262
                                                              -------------

MANUFACTURING - 7.9%
Applied Materials, Inc. (a)                              900            44
Maxim Integrated Products, Inc. (a)                      350            15
Sanmina Corp. (a)                                        900            21
Tyco International Ltd.                               12,750           695
                                                              -------------
                                                                       775
                                                              -------------

MEDICAL - 17.5%
Abbott Laboratories                                    1,050            50
American Home Products Corp.                           4,050           237
Amgen, Inc. (a)                                        1,150            70
Bristol-Myers Squibb Co.                               2,750           144
Curagen Corp. (a)                                        350            13
Gilead Sciences, Inc.                                    750            44
HCA Healthcare Corp.                                   1,800            81
Invitrogen Corp. (a)                                     500            28
Johnson & Johnson                                      1,950            97
Laboratory Corp. of America Holdings                     800            62
Lilly (Eli) & Co.                                        900            67
Medtronic, Inc.                                        1,800            83
Merck & Co.                                            1,850           118
Pfizer, Inc.                                          11,850           475
Pharmacia & Upjohn, Inc.                               2,685           123
Schering-Plough Corp.                                    500            18
                                                              -------------
                                                                     1,710
                                                              -------------

MULTIMEDIA - 3.3%
AOL Time Warner, Inc.                                  6,100           323
                                                              -------------

RESEARCH AND DEVELOPMENT - 0.4%
Applera Corp., Applied Biosystems Group                  900            24
Tularik, Inc. (a)                                        700            18
                                                              -------------
                                                                        42
                                                              -------------
RETAIL - 5.9%
BJ's Wholesale Club, Inc.                                800            43
Costco Wholesale Corp.                                 1,550            64
Dollar Tree Stores (a)                                 1,450            40



The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
RETAIL continued
Home Depot, Inc.                                       2,650       $   123
Limited, Inc.                                          2,250            37
Safeway, Inc. (a)                                      1,450            70
Tiffany & Co.                                          1,650            60
Wal-Mart Stores, Inc.                                  2,900           142
                                                              -------------
                                                                       579
                                                              -------------

SERVICES - 0.4%
Concord EFS, Inc.                                        300            16
First Data Corp.                                         300            19
                                                              -------------
                                                                        35
                                                              -------------

TECHNOLOGY - 15.4%
Altera Corp.                                             900            26
BEA Systems, Inc.                                        550            17
Cisco Systems, Inc. (a)                                9,850           179
EMC Corp. (a)                                          3,350            97
Intel Corp.                                           10,650           311
Intuit Corp. (a)                                       1,600            64
JDS Uniphase Corp. (a)                                 1,700            22
Lucent Technologies, Inc.                              2,750            17
Mercury Interactive Corp.                                700            42
Micron Technology                                        500            21
Microsoft Corp. (a)                                    5,300           387
Oracle Corp. (a)                                       6,550           124
Siebel Systems, Inc.                                     600            28
Storage Networks (a)                                   1,150            20
Sun Microsystems, Inc. (a)                             3,600            57
Veritas Software Corp. (a)                             1,364            91
                                                              -------------
                                                                     1,503
                                                              -------------

UTILITIES - 0.2%
Calpine Corp.                                            550            21
                                                              -------------

TOTAL COMMON STOCKS
    (Cost $10,384)                                                   9,520
                                                              -------------



                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 3.1%
MONEY MARKET FUND
Charter Money Market Fund (Cost $299)                298,900        $  299
                                                              -------------

TOTAL INVESTMENTS IN SECURITIES - 100.6%
(Total Cost $10,683) (b)                                             9,819
Liabilities Less Cash and Other Assets - (0.6)%                        (52)
                                                              -------------

NET ASSETS - 100.0%                                                $ 9,767
                                                              =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income-producing securities.

(b) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $10,992,660 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                              $    613,328

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                   (1,787,416)
                                                       -----------------

Unrealized depreciation - net                            $   (1,174,088)
                                                       =================




The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
PREFERRED STOCKS - 4.2%
COMMUNICATIONS - 0.6%
Crown Castle International Corp., 6.25%                2,500       $    81
                                                              -------------

MEDIA - 2.6%
News Corp Overseas Ltd. ADR, 8.63%                    11,100           360
                                                              -------------

RETAIL - 1.0%
Kmart Financing, 7.75%                                 3,100           145
                                                              -------------

TOTAL PREFERRED STOCKS (Cost $642)                                     586
                                                              -------------

COMMON STOCKS - 88.6%
AUTOMOTIVE - 3.3%
General Motors Corp.                                  13,400           271
Rockwell International Corp.                           5,200           198
                                                              -------------
                                                                       469
                                                              -------------

COMMUNICATIONS - 7.4%
BellSouth Corp.                                       10,000           403
Pegasus Communications Corp., Class A (a)              2,800            63
Sprint Corp. (a)                                      13,000           314
Verizon Communications                                 5,100           273
                                                              -------------
                                                                     1,053
                                                              -------------

COMPUTERS - 11.7%
Automatic Data Processing Corp.                        3,800           189
Compaq Computer Corp.                                 21,900           339
Hewlett Packard Co.                                    9,900           283
International Business Machines Corp.                  1,500           169
First Data Corp.                                       6,100           392
KPMG Consulting, Inc. (a)                             17,900           274
                                                              -------------
                                                                     1,646
                                                              -------------

CONSUMER PRODUCTS - 8.4%
Anheuser Busch Companies, Inc.                         4,900           202
Clorox Co.                                             5,600           190
Coca Cola Co.                                          3,400           153
Heinz (H.J.) Co.                                       5,300           218
Sara Lee Corp.                                        22,200           420
                                                              -------------
                                                                     1,183
                                                              -------------

DIVERSIFIED - 3.8%
du Pont (E.I) De Nemours & Co.                         6,500           314
General Electric Co.                                   4,700           229
                                                              -------------
                                                                       543
                                                              -------------

ELECTRONICS - 5.9%
Emerson Electric Co.                                   4,100           248
Koninklijke Philips Electronics Corp. ADR             12,596           333
Texas Instruments, Inc.                                7,900           249
                                                              -------------
                                                                       830
                                                              -------------



                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
ENTERTAINMENT - 2.1%
Grupo Televisa ADR, Class H (a)                        1,100       $    44
Tribune Co.                                            6,400           256
                                                              -------------
                                                                       300
                                                             --------------

FINANCIAL - 16.3%
Ace Ltd.                                               8,000           313
Aon Corp.                                             13,100           458
Bank of New York, Inc.                                 5,300           254
FleetBoston Financial Corp.                            5,400           213
Hancock (John) Financial Services, Inc.                4,500           181
US Bancorp                                             9,091           207
UnumProvident Corp.                                   11,500           369
XL Capital Ltd., Class A                               3,700           304
                                                              -------------
                                                                     2,299
                                                              -------------

MANUFACTURING -9.6%
Black & Decker Corp.                                   4,400           174
Deere & Co.                                            3,900           148
Honeywell International, Inc.                          8,500           297
Monsanto Co.                                           4,800           178
Reliant Resources, Inc. (a)                            8,200           203
Tyco International Ltd.                                6,600           360
                                                              -------------
                                                                     1,360
                                                              -------------

MEDICAL - 8.7%
Aetna, Inc.                                            9,400           243
American Home Products Corp.                           3,000           175
Johnson & Johnson                                      5,400           270
Lilly (Eli) & Co.                                      2,700           200
Pharmacia Corp.                                        7,400           340
                                                              -------------
                                                                     1,228
                                                              -------------

OIL AND GAS - 8.9%
Burlington Resources, Inc.,                            4,700           188
Conoco, Inc.                                           9,500           268
Constellation Energy Group                             5,900           251
El Paso Corp.                                          4,200           221
Schlumberger Ltd.                                      3,100           163
Unocal Corp.                                           4,800           164
                                                              -------------
                                                                     1,255
                                                              -------------

RETAIL - 1.0%
McDonalds Corp.                                        5,200           141
                                                              -------------

TRAVEL - 1.5%
Sabre Group Holdings Corp.                             4,245           212
                                                              -------------
TOTAL COMMON STOCKS (Cost $12,607)                                  12,519
                                                              -------------


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 6.6%
MONEY MARKET FUND
Charter Money Market Fund (Cost $925)                925,000       $   925
                                                              -------------

TOTAL INVESTMENTS IN SECURITIES -99.4%
    (Total Cost $14,174) (b)                                        14,030
    Cash and Other Assets Less Liabilities - 0.6%                       89
                                                              -------------
NET ASSETS - 100.0%                                               $ 14,119
                                                              =============



                                                                     VALUE
                                                                     (000)
---------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income-producing securities.

(b) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $14,179,549 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                              $   1,049,236

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                   (1,198,757)
                                                       ------------------

Unrealized depreciation - net                              $   (149,521)
                                                       ==================



The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS - 86.2%
General Electric Co.                                 139,400      $  6,796
Microsoft Corp.(a)                                    75,500         5,511
Exxon Mobil Corp.                                     48,447         4,232
Citigroup, Inc.                                       70,589         3,730
Pfizer, Inc.                                          88,600         3,548
AOL Time Warner (a)                                   62,200         3,297
Wal-Mart Stores, Inc.                                 62,800         3,065
American International Group, Inc.                    32,718         2,814
Intel Corp.                                           94,400         2,761
International Business Machines Corp.                 24,400         2,757
Johnson & Johnson                                     42,434         2,122
Merck & Co., Inc.                                     32,200         2,058
Verizon Communications                                37,928         2,029
SBC Communications, Inc.                              47,306         1,895
Cisco Systems, Inc.(a)                               102,700         1,869
Royal Dutch Petroleum Co.                             30,100         1,754
Coca-Cola Co.                                         34,900         1,571
Philip Morris Companies, Inc.                         30,900         1,568
Home Depot, Inc.                                      32,800         1,527
Oracle Corp.(a)                                       78,700         1,495
Tyco International Ltd.                               27,171         1,481
Bristol-Myers Squibb Co.                              27,300         1,428
Bank of America Corp.                                 22,516         1,352
Viacom, Inc., Class B (a)                             24,988         1,293
J.P. Morgan Chase                                     27,860         1,243
Federal National Mortgage Association                 14,000         1,192
Lilly (Eli) & Co.                                     15,800         1,169
Procter & Gamble Co.                                  18,200         1,161
Wells Fargo & Co.                                     24,100         1,119
American Home Products Corp.                          18,400         1,075
BellSouth Corp.                                       26,400         1,063
AT&T Corp.                                            48,280         1,062
Abbott Laboratories                                   21,700         1,042
Morgan Stanley, Dean Witter, Discover & Co.           15,600         1,002
Dell Computer Corp.(a)                                36,400           952
PepsiCo, Inc.                                         20,500           906
EMC Corp. (a)                                         30,874           897
Amgen, Inc. (a)                                       14,600           886
Disney (Walt) Co.                                    29,300           846
Pharmacia Corp.                                       18,219           837
Chevron Corp.                                          9,000           815
Hewlett-Packard Co.                                   27,200           778
Medtronic, Inc.                                       16,900           778
Texas Instruments, Inc.                               24,400           769
Schering-Plough Corp.                                 20,600           747


                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
Qwest Comm. International (a)                         23,309        $  743
American Express Company                              18,600           722
Sun Microsystems, Inc. (a)                            45,900           722
Du Pont (E.I.) de Nemours & Co.                       14,629           706
Merrill Lynch & Co., Inc.                             11,800           699
Boeing Company                                        12,250           681
Federal Home Loan Mortgage Corp.                       9,700           679
Minnesota Mining and Manufacturing Co.                 5,600           639
Ford Motor Co.                                        25,688           631
Qualcomm, Inc.(a)                                     10,600           620
U.S. Bancorp, Inc.                                    26,796           611
FleetBoston Financial Corp.                           15,260           602
Bank One Corp.                                        16,302           584
WorldCom, Inc.(a)                                     40,420           574
Comcast Corp., Class A                                13,200           573
Applied Materials, Inc. (a)                           11,400           560
Anheuser-Busch Companies, Inc.                        12,600           519
Clear Channel Communications, Inc. (a)                 8,200           514
Enron Corp.                                           10,500           514
Texaco, Inc.                                           7,700           513
Motorola, Inc.                                        30,635           507
General Motors Corp.                                   7,700           495
Bank of New York, Inc.                                10,300           494
McDonald's Corp.                                      18,200           492
Walgreen Co.                                          14,300           488
First Union Corp.                                     13,870           485
United Technologies Corp.                              6,600           484
Fifth Third Bancorp                                    8,046           483
Alcoa, Inc.                                           12,144           478
Unilever NV                                            7,992           476
Colgate-Palmolive Co.                                  7,900           466
Washington Mutual, Inc.                               12,360           464
Allstate Corp.                                        10,400           457
Automatic Data Processing, Inc.                        8,800           437
Target Corp                                           12,600           436
Household International, Inc.                          6,478           432
Cardinal Health, Inc.                                  6,225           430
Gillette Co.                                          14,800           429
Dow Chemical Co.                                      12,660           421
Duke Energy Co.                                       10,800           421
Schlumberger Ltd.                                      8,000           421
Kimberly-Clark Corp.                                   7,500           419
Electronic Data Systems Corp.                          6,600           413
Baxter International, Inc.                             8,300           407
Nortel Networks Corp.                                 44,820           407
Honeywell, Inc.                                       11,362           398


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)


                                                    NUMBER OF         VALUE
                                                     SHARES           (000)
---------------------------------------------------------------------------
MBNA Corp.                                            11,975        $  395
Marsh & McLennan Companies, Inc.                       3,900           394
Lowes Companies, Inc.                                  5,400           392
El Paso Energy Corp Del.                               7,190           378
VERITAS Software Corp. (a)                             5,600           373
Compaq Computer Corp.                                 23,797           369
Emerson Electric Co.                                   6,000           363
First Data Corp.                                       5,500           353
Gap (The), Inc.                                       12,050           349
Micron Technology, Inc. (a)                            8,400           345
Safeway, Inc. (a)                                      7,100           341
HCA-The Healthcare Co.                                 7,500           339
American General Corp.                                 7,000           325
MetLife, Inc.                                         10,500           325
AES Corp. (a)                                          7,500           323
Sprint Corp. (PCS Group) (a)                          13,000           314
Mellon Financial Corp.                                 6,700           308
Siebel System, Inc. (a)                                6,400           300
Lucent Technologies, Inc.                             47,930           297
Schwab (Charles) Corp.                                19,375           296
Kohl's Corp. (a)                                       4,700           295
Computer Associates International, Inc.                8,100           292
Exelon Corp.                                           4,462           286
Kroger Co. (a)                                        11,400           285
United Health Group, Inc. (a)                          4,500           278
Illinois Tool Works, Inc.                              4,300           272
Lehman Brothers Holdings, Inc.                         3,500           272
ALLTEL Corp.                                           4,400           270
PNC Financial Services Group, Inc.                     4,100           270
Waste Management, Inc.                                 8,695           268
Sprint Corp. (FON Group)                              12,500           267
SunTrust Banks, Inc.                                   4,100           266
Costco Wholesale Corp. (a)                             6,300           259
National City Corp.                                    8,400           259
Conoco, Inc., Class B                                  8,819           255
Sysco Corp.                                            9,400           255
Carnival Corp.                                         8,200           252
International Paper Co.                                6,864           245
Gannett Co., Inc.                                      3,700           244
Caterpillar, Inc.                                      4,800           240
Providian Financial Corp.                              4,000           237
Tenet Healthcare Corp. (a)                             4,600           237
JDS Uniphase Corp. (a)                                18,400           235
Cendant Corp. (a)                                     11,985           234
AFLAC, Inc.                                            7,400           233


                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
State Street Corp.                                     4,600        $  228
Hartford Financial Services Group, Inc.                3,300           226
Williams Companies, Inc.                               6,800           225
Omnicom Group                                          2,600           224
Lockheed Martin Corp.                                  6,000           222
Analog Devices, Inc. (a)                               5,100           221
Southern Company                                       9,500           221
General Dynamics Corp.                                 2,800           218
Corning, Inc.                                         13,000           217
Dynegy, Inc.                                           4,600           214
Halliburton Co.                                        6,000           214
CVS Corp.                                              5,500           212
Paychex, Inc.                                          5,275           211
American Electric Power Co., Inc.                      4,520           209
BB&T Corp.                                             5,700           209
Dominion Resources, Inc.                               3,468           209
Sara Lee Corp.                                        11,000           208
Wachovia Corp.                                         2,900           206
Agilent Technologies, Inc.                             6,313           205
Phillips Petroleum Co.                                 3,600           205
Maxim Integrated Products, Inc. (a)                    4,600           203
Harley-Davidson, Inc.                                  4,300           202
Peoplesoft, Inc.                                       4,112           202
CIGNA Corp.                                            2,100           201
John Hancock Financial Services, Inc.                  5,000           201
Heinz (H.J.) Co.                                       4,900           200
Sears, Roebuck & Company                               4,700           199
Southwest Airlines Co.                                10,630           197
Linear Technology Corp.                                4,400           194
Northern Trust Corp.                                   3,100           194
Xilinx, Inc. (a)                                       4,700           194
Union Pacific Corp.                                    3,500           192
Anadarko Petroleum Corp.                               3,529           191
Eastman Kodak Co.                                      4,100           191
Alcan Aluminum Ltd.                                    4,500           189
NEXTEL Communications, Inc., Class A (a)              10,700           187
Chubb Corp.                                            2,400           186
Best Buy Co., Inc. (a)                                 2,900           184
Transocean Sedco Forex, Inc.                           4,442           183
Loews Corp.                                            2,800           180
McGraw-Hill Cos., Inc.                                 2,700           179
Forest Labs, Inc. (a)                                  2,500           178
General Mills, Inc.                                    4,000           175
Albertson's, Inc.                                      5,788           174
Capital One Financial Corp.                            2,900           174
FedEx Corp. (a)                                        4,300           173


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                    NUMBER OF         VALUE
                                                     SHARES           (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
Quaker Oats Co.                                        1,900        $  173
TXU Corp.                                              3,600           173
Burlington Northern Santa Fe Corp.                     5,600           169
Franklin Resources, Inc.                               3,700           169
Tribune Company                                        4,200           168
USA Education, Inc.                                    2,300           168
Kellogg Co.                                            5,700           165
Solectron Corp. (a)                                    9,000           165
Weyerhaeuser Co.                                       3,000           165
NIKE, Inc., Class B                                    3,900           164
Mirant Corp                                            4,777           164
Masco Corp.                                            6,500           162
Concord EFS, Inc.                                      3,100           161
Marriott International, Inc.                           3,400           161
Yahoo, Inc. (a)                                        8,000           160
Calpine Corp. (a)                                      4,200           159
Broadcom Corp., Class A (a)                            3,700           158
Altera Corp.                                           5,400           157
Avon Products, Inc.                                    3,400           157
KeyCorp                                                6,000           156
Adobe Systems, Inc.                                    3,300           155
Baker Hughes, Inc.                                     4,640           155
Guidant Corp. (a)                                      4,300           155
Allergan, Inc. (a)                                     1,800           154
Stryker Corp. (a)                                      2,800           154
St. Paul Companies, Inc.                               3,028           153
KLA-Tencor Corp. (a)                                   2,600           152
FPL Group, Inc.                                        2,500           150
Wrigley (Wm.) Jr. Company                              3,200           150
ConAgra, Inc.                                          7,500           149
Campbell Soup Company                                  5,700           147
McKesson HBOC, Inc.                                    3,973           147
Pitney-Bowes, Inc.                                     3,500           147
Air Products & Chemicals, Inc.                         3,200           146
May Department Stores Co.                              4,150           142
Public Service Enterprises Group, Inc.                 2,900           142
Comerica, Inc.                                         2,450           141
Golden West Financial Corp.                            2,200           141
Advanced Micro Devices, Inc. (a)                       4,800           139
Chiron Corp. (a)                                       2,700           138
Occidental Petroleum Corp.                             5,200           138
Comverse Technology, Inc. (a)                          2,400           137
Medimmune, Inc. (a)                                    2,900           137
Reliant Energy, Inc.                                   4,222           136
Xcel Energy, Inc.                                      4,765           136


                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
Progressive Corp, Ohio                                 1,000        $  135
Lincoln National Corp.                                 2,600           134
Raytheon Co., Class B                                  5,000           133
Interpublic Group of Companies, Inc.                   4,500           132
Progress Energy, Inc.(a)                               2,900           130
USX-Marathon Group                                     4,400           130
Becton, Dickinson and Co.                              3,600           129
King Pharmaceuticals, Inc. (a)                         2,400           129
Ralston Purina Co.                                     4,300           129
Aon Corp.                                              3,650           128
Synovus Financial Corp.                                4,050           127
TJX Companies, Inc.                                    4,000           127
Delphi Automotive System Corp.                         7,920           126
PPG Industries, Inc.                                   2,400           126
Deere & Co.                                            3,300           125
SouthTrust Corp.                                       4,800           125
Unionvision Communications, Inc., Class A (a)          2,900           124
Bed Bath & Beyond, Inc. (a)                            4,100           123
Lexmark Internat'l. Group, Inc. Class A (a)            1,800           121
Biomet, Inc.                                           2,500           120
Burlington Resources, Inc.                             3,010           120
Starbucks Corp. (a)                                    5,200           120
Consolidated Edison, Inc.                              3,000           119
Entergy Corp.                                          3,100           119
Federated Department Stores, Inc. (a)                  2,800           119
Archer-Daniels-Midland Co.                             9,019           117
Hershey Foods Corp.                                    1,900           117
IMS Health, Inc.                                       4,100           117
MBIA, Inc.                                             2,100           117
Intuit, Inc. (a)                                       2,900           116
Unocal Corp.                                           3,400           116
Apple Computer, Inc. (a)                               4,900           114
Biogen, Inc. (a)                                       2,100           114
Novellus System, Inc. (a)                              2,000           114
Clorox Co.                                             3,300           112
CSX Corp.                                              3,100           112
Danaher Corp.                                          2,000           112
Mattel, Inc.                                           5,900           112
Norfolk Southern Corp.                                 5,400           112
Cintas Corp.                                           2,400           111
PPL, Corp.                                             2,000           110
Tellabs, Inc. (a)                                      5,700           110
Textron, Inc.                                          2,000           110
Dover Corp.                                            2,900           109
Fiserv, Inc.                                           1,700           109
MGIC Investment Corp.                                  1,500           109
Praxair, Inc.                                          2,300           108


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
UNUMProvident Corp.                                    3,374         $ 108
DTE Energy Co.                                         2,300           107
Global Crossing Ltd. (a)                              12,340           107
Amerada Hess Corp.                                     1,300           105
Georgia-Pacific Corp.                                  3,110           105
Jefferson-Pilot Corp.                                  2,175           105
Staples, Inc. (a)                                      6,550           105
Starwood Hotels & Resorts Worldwide Corp.              2,800           104
Stilwell Financial, Inc. (a)                           3,100           104
Sanmina Corp. (a)                                      4,400           103
Limited, Inc.                                          6,100           101
FirstEnergy Corp.                                      3,100           100
Molex, Inc.                                            2,725           100
Rohm & Haas Co. (a)                                    3,053           100
Boston Scientific Corp. (a)                            5,800            99
Regions Financial Corp.                                3,100            99
Rockwell International Corp.                           2,600            99
Coca-Cola Enterprises, Inc.                            6,000            98
Constellation Energy Group                             2,300            98
New York Times Co., Class A                            2,300            97
Tosco Corp.                                            2,200            97
LSI Logic Corp. (a)                                    5,100            96
Northrop Grumman Corp.                                 1,200            96
AmSouth Bancorporation                                 5,150            95
Devon Energy, Corp.                                    1,800            95
Ingersol-Rand Co. (a)                                  2,300            95
Penney (J.C.), Inc.                                    3,600            95
Sabre Holdings Corp.                                   1,907            95
Charter One Financial, Inc.                            2,905            93
Newell Rubbermaid, Inc.                                3,710            93
Tricon Global Restaurants, Inc. (a)                    2,090            92
Watson Pharmaceuticals, Inc. (a)                       1,500            92
Cincinnati Financial Corp.                             2,300            91
Dollar General Corp.                                   4,660            91
Xerox Corp.                                            9,400            90
Bear Stearns Companies, Inc.                           1,517            89
Scientific-Atlanta, Inc.                               2,200            89
TMP Worldwide, Inc.                                    1,500            89
Zions Bancorp                                          1,500            89
HealthSouth Corp. (a)                                  5,500            88
Allegheny Energy, Inc.                                 1,800            87
Citrix Systems, Inc. (a)                               2,500            87
Johnson Controls, Inc.                                 1,200            87
Kerr-McGee Corp.                                       1,307            87
Union Planters Corp.                                   2,000            87


                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
Apache Corp.                                           1,700        $   86
Wellpoint Health Networks (a)                            900            85
Ambac Financial Group, Inc.                            1,450            84
Block (H & R), Inc.                                    1,300            84
Qlogic Corp. (a)                                       1,300            84
Barrick Gold Corp.                                     5,500            83
Jabil Circuit, Inc. (a)                                2,700            83
Avery Dennison Corp.                                   1,600            82
Ameren Corp.                                           1,900            81
Cinergy Corp.                                          2,300            80
Computer Sciences Corp. (a)                            2,300            80
Fortune Brands, Inc.                                   2,100            80
Kinder Morgan, Inc.                                    1,600            80
Pepsi Bottling Group, Inc.                             2,000            80
BMC Software, Inc. (a)                                 3,500            79
Delta Air Lines, Inc.                                  1,800            79
Genuine Parts Co.                                      2,500            79
NiSource, Inc.                                         2,900            79
RadioShack Corp.                                       2,600            79
Teradyne Inc. (a)                                      2,400            79
Willamette Industries, Inc.                            1,600            79
Applera Corp. (Applied BioSystems Group)               2,900            78
Kmart Corp. (a)                                        6,800            78
Nabors Industries, Inc. (a)                            2,100            78
Sempra Energy                                          2,855            78
Moody's Corp.                                          2,300            77
AMR Corp Del. (a)                                      2,100            76
Vulcan Materials Co.                                   1,400            75
Ecolab, Inc.                                           1,800            74
Convergys Corp. (a)                                    2,400            73
Countrywide Credit Industries, Inc.                    1,600            73
Equifax, Inc.                                          2,000            73
ADC Telecommunications, Inc. (a)                      10,900            72
Applied Micro Circuits Corp. (a)                       4,200            72
Dow Jones & Co., Inc.                                  1,200            72
Gateway, Inc. (a)                                      4,400            72
St. Jude Medical Center,  Inc. (a)                     1,200            72
Tiffany & Co.                                          2,000            72
Torchmark Corp.                                        1,800            72
Toys 'R' Us, Inc. (a)                                  2,900            72
Compuware Corp. (a)                                    5,100            71
Eaton Corp.                                            1,000            70
National Semiconductor Corp. (a)                       2,400            70
Parker-Hannifin Corp.                                  1,650            70
Symbol Technologies, Inc.                              3,150            70
TRW, Inc.                                              1,700            70


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
KeySpan Corp.                                          1,900        $   69
Mercury Interactive Corp. (a)                          1,100            66
NCR Corp.                                              1,400            66
UST, Inc.                                              2,300            66
Unisys Corp. (a)                                       4,400            65
Brown-Forman Corporation, Class B                      1,000            64
Goodyear Tire and Rubber Co.                           2,300            64
Price (T.  Rowe) & Assoc., Inc.                        1,700            64
Conseco, Inc.                                          4,557            62
Leggett & Platt, Inc.                                  2,800            62
Network Appliance, Inc. (a)                            4,500            62
Noble Drilling Corp. (a)                               1,900            62
Robert Half International, Inc. (a)                    2,500            62
AutoZone, Inc. (a)                                     1,600            60
GPU, Inc.                                              1,700            60
Hilton Hotels Corp.                                    5,200            60
PG & E Corp.                                           5,400            60
Cabletron Systems, Inc. (a)                            2,600            59
CenturyTel, Inc.                                       1,950            59
Knight-Ridder, Inc.                                    1,000            59
Harcourt General, Inc.                                 1,000            58
Huntington Bancshares, Inc.                            3,551            58
VF Corp.                                               1,600            58
EOG Resources, Inc.                                    1,600            57
Pinnacle West Cap Corp.                                1,200            57
Vitesse Semiconductor Corp. (a)                        2,700            57
Whirlpool Corp.                                          900            57
Harrah's Entertainment, Inc. (a)                       1,600            56
Winn-Dixie Stores, Inc.                                2,100            56
Parametric Technology Corp. (a)                        3,900            55
Thermo Electron Corp. (a)                              2,500            55
Avaya, Inc. (a)                                        3,935            54
Grainger (W.W.), Inc.                                  1,300            54
Nucor Corp.                                            1,100            54
Goodrich, (B.F.) Co.                                   1,400            53
ITT Industries, Inc.                                   1,200            53
SAFECO Corp.                                           1,800            53
Aetna, Inc.                                            2,000            52
Circuit City Stores, Inc.                              2,900            52
Eastman Chemical Co.                                   1,100            52
Cooper Industries, Inc.                                1,300            51
Edison International                                   4,600            51
PACCAR, Inc.                                           1,000            51
Sherwin-Williams Co.                                   2,300            51
Allied Waste Industries, Inc. (a)                      2,700            50


                                                      NUMBER OF       VALUE
                                                       SHARES         (000)
---------------------------------------------------------------------------
CMS Energy Corp.                                       1,800        $   50
Darden Restaurants, Inc.                               1,800            50
Fluor Corp.                                            1,100            50
Newmont Mining Corp.                                   2,700            50
Stanley Works                                          1,200            50
Dana Corp.                                             2,101            49
Donnelley (R.R.) & Sons Co.                            1,600            48
Manor Care, Inc. (a)                                   1,500            48
Office Depot, Inc. (a)                                 4,600            48
Palm, Inc. (a)                                         7,937            48
Black & Decker Corp.                                   1,200            47
Citizens Communications Corp. (a)                      3,800            46
Engelhard Corp.                                        1,800            46
Phelps Dodge Corp.                                     1,100            46
Inco Ltd. (a)                                          2,600            45
Placer Dome, Inc.                                      4,600            45
American Power Conversion Co.                          2,800            44
Sunoco, Inc.                                           1,200            44
Sigma-Aldrich Corp.                                    1,100            42
Mead Corp. (a)                                         1,500            41
Niagara Mohawk Hldgs., Inc. (a)                        2,300            41
Sealed Air Corp. (a)                                   1,096            41
Wendy's International, Inc.                            1,600            41
Ashland, Inc.                                          1,000            40
Bard (C. R.), Inc.                                       700            40
Pall Corp.                                             1,700            40
Quintiles Transnational Co. (a)                        1,600            40
PerkinElmer, Inc.                                      1,400            39
Tektronix, Inc. (a)                                    1,400            38
Centex Corp.                                             900            37
Millipore Corp.                                          600            37
Temple-Inland, Inc.                                      700            37
Westvaco Corp.                                         1,500            36
Hasbro, Inc.                                           2,400            35
Liz Claiborne, Inc.                                      700            35
Nordstrom, Inc.                                        1,900            35
Visteon Corp.                                          1,890            35
Alberto-Culver Co., Class B                              800            34
Energizer Holdings, Inc. (a)                           1,466            34
International Flavors & Fragrances, Inc.               1,300            33
SuperValu, Inc.                                        1,900            33
Maytag Corp.                                           1,100            32
Pactiv Corp. (a)                                       2,400            32
Rite-Aid Corp. (a)                                     3,600            32
Brunswick Corp.                                        1,300            31
Autodesk, Inc.                                           800            30


The Notes to Financial Statements are an integral part of these statements.

CHARTER LARGE COMPANY STOCK INDEX FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                    NUMBER OF        VALUE
                                                      SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
Bausch & Lomb, Inc.                                      800        $   30
Conexant Systems, Inc.                                 3,200            29
Deluxe Corp.                                           1,000            29
Rowan Companies, Inc. (a)                              1,300            29
Bemis Company, Inc.                                      700            28
Boise Cascade Corp.                                      800            28
Homestake Mining Co.                                   3,600            28
FMC Corp. (a)                                            400            27
Novell, Inc. (a)                                       4,600            26
Pulte Corp.                                              600            26
Reebok International, LTD.                               800            26
Coors (Adolph) Co., Class B                              500            25
Crane Co.                                                800            25
Great Lakes Chemical Corp.                               800            25
Meredith Corp.                                           700            25
Navistar International Corp., Inc. (a)                   900            25
Allegheny Technologies, Inc.                           1,300            24
U.S. Airways Group, Inc. (a)                           1,000            24
USX U.S. Steel Group                                   1,200            24
Cummins Engine, Inc.                                     600            23
Humana, Inc. (a)                                       2,300            23
NICOR, Inc.                                              600            23
Big Lots, Inc.                                         1,600            22
Freeport McMoRan Copper & Gold, Inc.,                  2,000            22
Andrew Corp.                                           1,100            20
Massey Energy Corp. (a)                                1,000            20
Ryder System, Inc.                                     1,000            20
Peoples Energy Corp.                                     500            20
Ball Corp.                                               400            19
BroadVision, Inc. (a)                                  3,700            19
Snap-On, Inc.                                            800            19
Tupperware Corp.                                         800            19
Dillards, Inc., Class A                                1,200            18
KB Home                                                  600            18
Thomas & Betts Corp.                                     800            18
Hercules, Inc.                                         1,500            17
Louisiana-Pacific Corp.                                1,500            17
Power One, Inc.(a)                                     1,000            17
Oneok, Inc.                                              800            16
Sapient Corp. (a)                                      1,600            16
Worthington Industries, Inc.                           1,200            16
Timken Co.                                               900            15
Cooper Tire and Rubber Co.                             1,000            14


                                                      NUMBER OF       VALUE
                                                        SHARES         (000)
---------------------------------------------------------------------------
National Service Industries, Inc.                        600        $   14
Potlatch Corp.                                           400            14
Kansas City Southern Ind., Inc. (a)                      800            13
Longs Drug Stores Corp.                                  600            13
American Greetings Corp. (a)                           1,000            11
McDermott International, Inc. (a)                        900            10
Arch Coal, Inc.                                          244             6
Armstrong Holdings, Inc.                                 600             2
Owens-Corning                                            800             2
Abercombie & Fitch Co.                                    27             1
Dunn & Bradstreet Corp.                                   50             1
Synavant, Inc.(a)                                        200             1
WorldCom, Inc.(a)                                         16             1
                                                              -------------
TOTAL COMMON STOCKS (Cost $146,166)                                154,981
                                                              -------------
SHORT-TERM OBLIGATIONS - 13.7%
MONEY MARKET FUND - 12.8%
 Charter Money Market Fund                        23,099,000     $  23,099

                                               PRINCIPAL
                                                 (000)
                                           ------------------
U.S. GOVERNMENT - 0.9%
U. S. Treasury Bills,
     4.89%, 05/17/01(b)                       $      1,547           1,547
                                                              -------------
TOTAL SHORT-TERM OBLIGATIONS
(Cost $24,646)                                                      24,646
                                                              -------------

TOTAL INVESTMENTS IN SECURITIES - 99.9%
(Total Cost $140,812) (c)                                          179,627
Cash and Other Assets Less Liabilities - 0.1%                          111
                                                              -------------
NET ASSETS - 100.0%                                              $ 179,738
                                                              =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income-producing securities

(b) This security or a portion thereof is pledged as collateral for Stock Index Futures Contracts. At June 30, 2001, the Fund was long 81 S&P 500 Futures Contracts expiring in September 2001. Unrealized loss amounted to $283,350. Underlying face value was $25,077,855, and underlying market value was $24,794,505.

(c) At June 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $170,811,754 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                             $  30,341,215
                                                       -----------------
Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                  (21,525,967)
                                                       -----------------

Unrealized appreciation - net                             $   8,815,248
                                                       =================



The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (Unaudited)

                                                NUMBER OF        VALUE
                                                 SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS - 93.2%
AEROSPACE - 0.4%
BE Aerospace, Inc.                                      4,500       $   86
                                                              -------------

ADVERTISING - 3.6%
Getty Images, Inc.                                      6,000          158
Lamar Advertising Co., Class A (a)                      7,200          317
Penton Media, Inc.                                     12,400          217
                                                              -------------
                                                                       692
                                                              -------------

COMMUNICATIONS - 5.5%
Digex, Inc., Class A                                    3,800           49
Dobson Communications Corp., Class A (a)               10,000          171
Equinix, Inc.                                          18,000           19
Radio One, Inc.                                         9,000          198
SBA Communications Corp. (a)                            6,000          149
Valassis Communications, Inc. (a)                      13,400          480
                                                              -------------
                                                                     1,066
                                                              -------------

DATA PROCESSING - 5.8%
Alliance Data Systems Corp.                             8,900          133
BISYS Group, Inc. (a)                                   8,500          502
ChoicePoint, Inc. (a)                                   6,000          252
F Y I, Inc.                                             3,000          123
Intercept Group, Inc.                                   3,000          114
                                                              -------------
                                                                     1,124
                                                              -------------

ELECTRONICS - 3.1%
ASM International N.V. (a)                              8,000          159
Caliper Technologies Corp. (a)                          6,000          126
Gentex Corp. (a)                                        3,500           98
Intersil Corp. Class A (a)                              1,700           62
Sonicwall, Inc. (a)                                     5,500          139
                                                              -------------
                                                                       584
                                                              -------------

ENTERTAINMENT - 2.2%
Lodgenet Entertainment Corp.                           10,000          175
Six Flags, Inc.                                        11,500          242
                                                              -------------
                                                                       417
                                                              -------------

FINANCIAL - 12.7%
Bay View Capital Corp.                                 15,000          112
Boston Private Financial Holding                        5,000          112
City National Corp.                                     4,200          186
Investment Tech. Group, Inc. (a)                        6,000          302
Investors Financial Services Co.                        6,500          436
Jeffries Group, Inc.                                    8,000          259
Legg Mason, Inc.                                        4,000          199
Markel Corp. (a)                                        1,800          354


                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
Medallion Financial Corp.                              15,400      $   158
Radian Group, Inc.                                      8,000          324
                                                              -------------
                                                                     2,442
                                                              -------------
FOOD - 1.0%
Hain Celestial Group, Inc. (a)                          3,800           84
Whole Foods Market, Inc. (a)                            4,000          108
                                                              -------------
                                                                       192
                                                              -------------

MANUFACTURING - 4.1%
Aptargroup, Inc. (a)                                    5,000          162
Brooks Automation, Inc. (a)                             3,500          161
Mineral Technologies, Inc.                              3,950          170
Mobile Mini Inc.                                        6,000          198
Optimal Robotics Corp. (a)                              2,500           95
                                                              -------------
                                                                       786
                                                              -------------

MEDICAL - 12.6%
Alexion Pharmaceuticals, Inc. (a)                       3,500           84
American Dental Partners, Inc. (a)                     20,000           84
Bio Rad Laboratories, Inc. Class A                      2,000          100
Cell Therapeutics, Inc.                                 3,500           97
Charles River Laboratories, Inc. (a)                    6,500          226
CV Therapeutics, Inc.                                   2,000          114
First Health Group Corp.                                4,000           96
Genta, Inc.                                             8,000          107
Invitrogen Corp. (a)                                    1,000           56
Lincare Holdings, Inc. (a)                             10,000          300
Medicines Co. (a)                                       5,000          102
Medicis Pharmaceutical, Class A                         3,500          186
Omnicare, Inc.                                          7,000          141
Praecis Pharmaceuticals, Inc. (a)                       7,200          118
Renal Care Group, Inc. (a)                              7,000          230
Transgenomic, Inc. (a)                                  6,600          125
Triad Hospitals, Inc. (a)                               9,000          265
                                                              -------------
                                                                     2,431
                                                              -------------

MISCELLANEOUS - 3.5%
O'Charleys, Inc.                                        7,000          136
Martha Stewart Living, Class A                         10,000          231
Scholastic Corp                                         2,500          113
West Corp. (a)                                          8,500          187
                                                              -------------
                                                                       667
                                                              -------------

OIL AND GAS - 2.7%
Hydril Co.                                              3,000           68
Marine Drilling Cos., Inc. (a)                          5,200           99
Oil States International, Inc.                          8,000           74
Osca, Inc. Class A                                      5,000          104



The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK GROWTH FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
OIL AND GAS CONTINUED
Patterson - Uti Energy, Inc.                            5,000       $   89
Veritas DGC, Inc. (a)                                   3,000           83
                                                              -------------
                                                                       517
                                                              -------------
RESEARCH AND DEVELOPMENT - 2.4%
Affymetrix, Inc. (a)                                    2,000           44
Alkermes, Inc. (a)                                      8,500          298
Forrester Research, Inc.                                5,000          113
                                                              -------------
                                                                       455
                                                              -------------

RETAIL - 3.9%
Arbitron, Inc.                                          5,000          121
Constellation Brands, Inc. (a)                          4,000          164
Rent A Center, Inc. (a)                                 4,000          210
Tootsie Roll Industries, Inc.                           2,160           83
Universal Compression Holdings                          6,000          170
                                                              -------------
                                                                       748
                                                              -------------

SERVICES - 17.3%
Administaff, Inc.                                       3,000           78
Aquila,  Inc., Class  A                                 1,500           37
Black Hills Corp.                                       4,000          161
Braun Consulting, Inc.                                 10,000           81
Corinthian Colleges, Inc. (a)                           1,900           89
Corporate Executive Board Co. (a)                       7,100          298
DeVry, Inc.                                             6,200          224
Diamondcluster International, Inc. (a)                  4,700           60
Education Management Corp.                              5,500          220
Fair Issac & Co.                                        3,000          185
First Consulting Group, Inc.                            6,000           43
Global Payments, Inc.                                   5,000          151
Management Network Group, Inc. (a)                     17,400          106
Maximus, Inc.                                           4,000          160
On Assignment, Inc. (a)                                 7,500          135
Prepaid Legal Services, Inc.                            5,500          121
Resources Connection, Inc. (a)                          4,500          116
Ritchie Bros. Auctioneers, Inc. (a)                     7,000          193
SCP Pool Corp. (a)                                      7,000          241
TETRA Tech, Inc. (a)                                   10,000          272
UTI Worldwide, Inc.                                     8,200          131
Watson Wyatt & Co. Holdings (a)                        10,000          234
                                                              -------------
                                                                     3,336
                                                              -------------

TECHNOLOGY - 9.7%
Actuate Corp. (a)                                      10,000           95
Embarcadero Technologies, Inc. (a)                      4,500          100
EXE Technologies, Inc. (a)                             25,000          146


                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
Informatica Corp. (a)                                   8,500       $  148
Informax, Inc. (a)                                      8,500           61
Internet Security Systems, Inc.                         3,000          146
Interwoven, Inc.                                        7,000          118
Matrixone, Inc.                                        11,600          269
National Instruments Corp. (a)                          3,000           97
Netegrity, Inc.                                         4,500          135
Precise Software Solutions, Inc. (a)                    7,500          230
Riverstone Networks, Inc.                               3,000           60
Smartforce, PLC, ADR (a)                                3,500          123
Visual Networks, Inc.                                  15,600          137
                                                              -------------
                                                                     1,865
                                                              -------------

UTILITIES - 2.7%
Evergreen Resources, Inc.                               2,500           95
Louis Dreyfus Natural Gas Corp. (a)                     5,000          174
Stericycle, Inc. (a)                                    5,500          258
                                                              -------------
                                                                       527
                                                              -------------

TOTAL COMMON STOCKS
    (Cost $17,662)                                                  17,935
                                                              -------------

SHORT-TERM OBLIGATION - 5.9%
MONEY MARKET FUND

Charter Money Market Fund (Cost $1,136)             1,136,000        1,136
                                                              -------------

TOTAL INVESTMENTS IN SECURITIES - 99.1%
(Total Cost $18,798) (b)                                            19,071
    Cash and Other Assets Less Liabilities - 0.9%                      167
                                                              -------------

NET ASSETS - 100.0%                                               $ 19,238
                                                              =============


NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income-producing securities

(b) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $19,088,959 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                             $  2,146,075

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                  (2,163,745)
                                                       ----------------

Unrealized depreciation - net                             $    (17,670)
                                                       ================



The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS - 95.6%
BANKING - 8.4%
Community Bank System, Inc.                            8,000        $  224
First Charter Corp.                                   20,000           375
FNB Corp.                                              8,484           250
Greater Bay Bancorp.                                  12,000           300
Seacoast Financial Services Corp.                     17,000           276
Susquehanna Bancshares, Inc.                           3,000            61
Warren Bancorp, Inc.                                   9,940            90
                                                              -------------
                                                                     1,576
                                                              -------------
CLOTHING - 2.6%
Wolverine Worldwide, Inc.                             27,000           482
                                                              -------------

COMMUNICATION SERVICES AND EQUIPMENT - 5.2%
C-Cor. Net Corp.                                      31,000           372
DMC Stratex Networks, Inc. (a)                         8,690            87
NMS Communications Corp. (a)                          27,000           189
REMEC, Inc. (a)                                       25,000           310
                                                              -------------
                                                                       958
                                                              -------------

COMPUTER SERVICES - 5.7%
Advanced Digital Information Corp. (a)                16,000           277
Captaris, Inc. (a)                                    25,000            52
Computer Network Technology, Inc.                     17,000           180
Covansys Corp.                                        11,830           134
Integrated Silicon Solution, Inc. (a)                 20,000           278
Structural Dynamics  (a)                               5,310           130
                                                              -------------
                                                                     1,051
                                                              -------------

CONSTRUCTION  - 5.5%
Dycom Industries, Inc. (a)                            20,230           464
Pulte Homes, Inc.                                      4,020           171
Ryland Group, Inc.                                     3,900           197
Standard-Pacific Corp.                                 8,000           185
                                                              -------------
                                                                     1,017
                                                              -------------

HEALTHCARE - 1.4%
Manor Care, Inc. (a)                                   8,000           254
                                                              -------------

INSURANCE - 1.7%
Horace Mann Educators Corp.                           14,970           323
                                                              -------------

MANUFACTURING - 20.9%
Aptargroup, Inc.                                       2,340            76
Asyst Technologies, Inc. (a)                          18,840           254
Carlisle Companies, Inc.                               4,650           162
Fleetwood Enterprises, Inc.                           31,000           436
Kaydon Corp.                                          10,500           269
LA-Z-Boy, Inc.                                        26,000           481
Longview Fibre Co. (a)                                30,000           370
Manitowoc, Inc.                                       16,500           487


                                                    NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
Rayonier, Inc.                                         8,500        $  395
Trinity Industries, Inc. (a)                          19,000           390
Wabash National Corp.                                 23,000           278
Watts Industries                                      17,000           288
                                                              -------------
                                                                     3,886
                                                              -------------

MEDICAL - 1.6%
Alpharma, Inc.                                        11,000           300
                                                              -------------

MISCELLANEOUS - 1.3%
Spherion Corp. (a)                                    28,000           251
                                                              -------------

OIL AND GAS - 6.4%
Key Energy Group, Inc. (a)                            37,000           401
Newfield Exploration Company (a)                       8,500           273
Newpark Resources, Inc.                               25,000           278
Noble Affiliates, Inc.  (a)                            6,500           230
                                                              -------------
                                                                     1,182
                                                              -------------

PLASTICS - 3.1%
A. Schulman, Inc.                                     24,000           324
Polyone Corp.                                         25,000           260
                                                              -------------
                                                                       584
                                                              -------------
POWER EQUIPMENT - 6.6%
Briggs &Strattonn Stratton Corp.                      14,000           589
Tecumseh Products Co. (a)                              8,500           421
Thomas Industries, Inc.                                7,500           221
                                                              -------------
                                                                     1,231
                                                              -------------

REAL ESTATE INVESTMENT TRUSTS - 9.7%
Alexandria Real Estate Equities, Inc.                  2,320        $   92
Brandywine Realty Trust                               11,500           258
Gables Residential Trust                               9,260           277
Home Properties of NY, Inc.                           18,000           542
JDN Realty Corp.                                      24,000           326
Parkway Properties, Inc.                               8,500           300
                                                              -------------
                                                                     1,795
                                                              -------------

RETAIL - 6.4%
AnnTaylor Stores Corp.  (a)                            6,000           215
Dollar Thrifty Automotive Group, Inc.  (a)            21,000           504
Ross Stores, Inc. (a)                                 19,500           467
                                                              -------------
                                                                     1,186
                                                              -------------

SOFTWARE - 6.0%
Filenet Corp.                                         19,000           281
Hyperion Solutions Corp.  (a)                         15,500           233
JDA Software Group, Inc.  (a)                         13,000           216
Progress Software Corp.  (a)                          13,000           211
Transaction Systems Architects, Inc.   (a)            12,110           173
                                                              -------------
                                                                     1,114
                                                              -------------


The Notes to Financial Statements are an integral part of these statements.

CHARTER SMALL COMPANY STOCK VALUE FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                    NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
TRANSPORTATION - 3.1%
CNF, Inc.                                             13,000        $  367
Kansas City Southern Industries, Inc.                 13,000           205
                                                              -------------
                                                                       572
                                                              -------------

TOTAL COMMON STOCKS
    (Cost $15,238)                                                  17,762
                                                              -------------

SHORT-TERM OBLIGATION - 4.8%
MONEY MARKET FUND
Charter Money Market Fund (Cost $885)                885,000           885
                                                              -------------

TOTAL INVESTMENTS IN SECURITIES - 100.4%
(Total Cost $16,123) (b)                                            18,647
Liabilities in excess of Cash and Other Assets - (0.4%)               (81)
                                                              -------------

NET ASSETS - 100.0%                                               $ 18,566
                                                              =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income-producing securities

(b) At June 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $16,147,536 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                              $ 3,196,995

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                    (697,696)
                                                       ----------------
Unrealized appreciation - net                            $   2,499,299
                                                       ================



The Notes to Financial Statements are an integral part of these statements.

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2001 (UNAUDITED)

                                                    NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS - 96.2%
AUSTRALIA - 3.1%
Brambles Industries Ltd.                               2,210        $   54
National Australia Bank Ltd.                           6,250           112
News Corp.                                             6,692            61
Westpac Banking Corp.                                  8,700            64
                                                              -------------
                                                                       291
                                                              -------------

BELGIUM - 2.8%
TotalFina Elf                                          1,830           256
                                                              -------------

DENMARK - 0.4%
Tele Danmark A/S                                       1,030            37
                                                              -------------

FINLAND - 0.4%
Nokia Oyj (a)                                          1,485            34
                                                              -------------

FRANCE - 8.1%
Alcatel SA (a)                                         3,605            75
Aventis SA                                             3,230           258
AXA                                                    6,940           198
LaFarge                                                  410            35
Vivendi Universal (a)                                  3,300           192
                                                              -------------
                                                                       758
                                                              -------------
GERMANY - 6.1%
Bayer AG                                               3,310           130
Bayer HypoVereins                                      1,815            90
Bayerische Motoren Werke AG                            4,545           151
E. On AG                                               3,710           195
                                                              -------------
                                                                       566
                                                              -------------

HONG KONG - 3.1%
Cheung Kong Holdings                                  10,000           109
China Mobile (Hong Kong) Ltd. (a)                     12,000            63
Petrochina Co. Ltd. (a)                              296,000            62
Sun Hung Kai Properties                                6,000            54
                                                              -------------
                                                                       288
                                                              -------------

ITALY - 3.3%
ENI S.p.A.                                            10,218           125
Telecom Italia S.p.A. (a)                             19,800           178
                                                              -------------
                                                                       303
                                                              -------------

JAPAN - 14.1%
Acom Co.                                                 700            62
Canon, Inc.                                            5,000           202
Fuji Photo Film Ltd.                                   3,000           129
Hitachi Ltd.                                          18,000           177
Hoya Corp.                                             1,000            63
Murata Manufacturing Co.                               1,000            66
NEC Corp.                                              9,000           122
Nippon Telegraph & Telephone Corp.                        17            89


                                                NUMBER OF        VALUE
                                                 SHARES          (000)
---------------------------------------------------------------------------
NTT DoCoMo                                                 7        $  122
Rohm Co.                                                 300            47
SMC Corp.                                                500            53
Sony Corp.                                             1,300            85
Takeda Chemical Industries                             2,000            93
                                                              -------------
                                                                     1,310
                                                              -------------

KOREA - 0.3%
Pohang Iron & Steel Ltd. ADR  (a)                      1,350            27
                                                              -------------

NETHERLANDS - 13.5%
ABN-Amro Holdings NV                                   7,850           148
Ahold (Kon) NV                                         6,470           203
Elsevier NV                                            6,292            78
Fortis (NL) NV                                         1,900            46
Heineken NV                                            1,345            54
ING Groep NV                                           5,780           378
Philips Electronics  NV (a)                            5,894           156
Royal Dutch Petroleum                                  1,960           113
TNT Post Groep NV                                      2,350            49
VNU NV                                                 1,160            39
                                                              -------------
                                                                     1,264
                                                              -------------

PORTUGAL - 0.3%
Electricidade De Portugal EDP                         11,333            27
                                                              -------------

SINGAPORE - 0.7%
DBS Holdings                                           6,000            44
Singapore Press Holdings                               2,000            22
                                                              -------------
                                                                        66
                                                              -------------

SPAIN - 2.7%
Banco Santander Central                               16,760           152
Telefonica SA (a)                                      7,721            95
                                                              -------------
                                                                       247
                                                              -------------

SWEDEN - 0.5%
Ericsson (LM) AB (a)                                   8,960            49
                                                              -------------

SWITZERLAND - 10.0%
Nestle SA                                              1,260           268
Novartis AG                                            3,840           139
Roche Holdings AG - Gennusscheine                      1,800           130
Swiss Reinsurance                                        105           210
UBS AG (a)                                             1,310           188
                                                              -------------
                                                                       935
                                                              -------------

UNITED KINGDOM - 26.8%
3I Group PLC                                           3,510            53
AstraZeneca PLC                                        2,060            96
Barclays PLC                                           8,595           264
Cable & Wireless PLC (a)                              11,830            70
Cadbury Schweppes (a)                                 11,622            79


The Notes to Financial Statements are an integral part of these statements.

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2001 (UNAUDITED)

                                                     NUMBER OF        VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS CONTINUED
UNITED KINGDOM CONTINUED
Compass Group PLC                                     12,873        $  103
Diageo PLC (a)                                        15,760           173
EMI Group (a)                                          7,300            41
Glaxosmithkline PLC (a)                                9,850           277
Granada  PLC                                           4,223             9
Hilton Group PLC (a)                                  13,370            45
Lloyds TSB Group PLC                                  21,684           217
Marconi                                               10,910            39
P & O Princess Cruises PLC (a)                         6,660            35
Pearson PLC                                            1,692            28
Prudential PLC                                        13,000           158
Railtrack Group PLC                                    4,460            21
Reuters Group                                          6,300            82
RMC Group                                              2,250            22
Shell Transport and Trading                           35,008           291
Smiths Group (a)                                       2,553            30
Unilever PLC (a)                                       8,210            69
Vodafone Group PLC                                   107,136           238
WPP Group                                              5,450            54
                                                              -------------
                                                                     2,494
                                                              -------------

TOTAL COMMON STOCKS - 96.2%
    (Cost $10,620)                                                   8,952
                                                              -------------



                                                    NUMBER OF        VALUE
                                                     SHARES          (000)
---------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 3.6%
MONEY MARKET FUND
Charter Money Market Fund (Cost $338)                338,000        $  338
                                                              -------------

TOTAL INVESTMENT IN SECURITIES - 99.8%
(Total Cost $10,958) (b)                                             9,290
Cash and Other Assets Less Liabilities - 0.2%                           19
                                                              -------------
NET ASSETS - 100.0%                                                $ 9,309
                                                              =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Non-income-producing securities

(b) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $10,972,605 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                  $ 524,405

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                    (2,207,155)
                                                       ------------------
Unrealized depreciation - net                             $   (1,682,750)
                                                       ==================

(c) A summary of outstanding forward currency contracts, as of June 30, 2001, is as follows:


                                                                                         Net Unrealized
   Settlement           Deliver/                                                          Appreciation
      Date               Receive        Units of Currency             Value              (Depreciation)
------------------    --------------    -------------------    --------------------    --------------------
Sells
7/02/01               Australian        $           12,000                $  6,120                   $  12
7/30/01               Yen                       11,329,000                  91,149                   4,085
8/31/01               Yen                        8,217,000                  66,337                     137




The Notes to Financial Statements are an integral part of these statements.

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES
June 30, 2001 (Unaudited)

                                                      PRINCIPAL         VALUE
                                                       (000)            (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS AND NOTES - 94.1%
CONSUMER AND RETAIL - 1.9%
Budget Group, Inc., 9.13%, 2006                          $  490          $  196
Fleming Companies, Inc., 10.63%, 2007                        70              71
Hilfiger (Tommy) USA, Inc., 6.85%, 2008                      80              72
Kroger Company, 7.5%, 2031                                  160             156
Levi Strauss and Co.,
     6.80%, 2003                                            400             354
     11.63%, 2008                                           190             171
Saks, Inc., 7.38%, 2019                                      80              59
Vlasic Foods International, Inc., 10.25%, 2009 (b)        1,950             541
                                                                  --------------
                                                                           1,620
                                                                  --------------
ENTERTAINMENT AND COMMUNICATIONS - 12.5%
AOL Time Warner, Inc., 7.63%, 2031                          285             285
AT&T Canada, Inc., 7.65%, 2006                              750             745
British Telecommunications PLC,
    (8.88%, coupon change based on rating),
    2030                                                  1,160           1,259
Charter Communication Holding, 10.75%, 2009                 440             457
Citizens Communications Company, 9.25%, 2011                640             663
Clear Channel Communication, 7.88%, 2005                    625             655
ITT Corp., 7.40%, 2025                                      395             346
Jones Intercable, Inc., 7.63%, 2008                         190             195
Lenfest Communications, Inc., 8.25%, 2008                   960             999
Lucent Technologies, Inc., 6.45%, 2029                      180             102
Spectrasite Holdings, Inc.,
     Step Coupon (0% to 3/15/05), 2010                      150              63
Sprint Capital Corp., 7.63%, 2028                           590             583
Sun Microsystems, Inc., 7.50%, 2006                         465             482
Tele Communications, Inc., 9.80%, 2012                      430             512
Telewest Communications PLC,

    Step Coupon (0% to 4/15/04), 2009                       140              66
    Step Coupon (0% to 2/1/05), 2010                        275             131
Time Warner, Inc., 8.18%, 2007                            1,000           1,083
Voicestream Wireless Corp.,
    Step Coupon (0% to 11/15/04), 2009                      785             645
Winstar Communications, Inc.,  (b)

    Step Coupon (0% to 4/15/00), 2010 (b)                 1,185               6

    12.75%, 2010                                            340               3
Worldcom, Inc.,
     7.50%, 2011                                          1,325           1,290
     8.25%, 2031                                            370             362
                                                                  --------------
                                                                          10,932
                                                                  --------------
FINANCIAL - 17.8%
American General Capital Corp., 8.13%, 2046
   (144A security acquired Jan. 2001 for $425) (a)          430             458
Bank America Corp., 7.80%, 2011                             215             228
BSCH Issuances Ltd., 7.63%, 2010                            435             451


                                                    PRINCIPAL         VALUE
                                                     (000)            (000)
--------------------------------------------------------------------------------
Citigroup, Inc.
   5.75%, 2006                                              315             312
   7.25%, 2010                                              210             218
Credit Suisse First Boston Commercial Mortgage
   5.94%, 2034                                              499             498
   6.72%, 2035                                              294             297
First Union Lehman Brothers
   6.79%, 2012                                              267             268
   6.60%, 2029                                              625             638
   7.30%, 2029                                              534             558
Ford Motor Credit Co.,
    6.88%, 2006                                           1,460           1,488
    7.38%, 2009                                             255             258
General Motors Acceptance Corp., 6.75%, 2006                620             632
Global Crossing Holdings Ltd., 8.70%, 2007
   (144A security acquired Mar. & Jun. 2001,
   for $205)(a)                                             230             175
Goldman Sachs Group, Inc., 6.88%, 2011                      425             424
Hanvit Bank 12.75%, 2010 (a)
    (144A security acquired May 2001 for $213)              200             215
Household Finance Corp., 6.75%, 2011                        520             513
ING Capital Funding Trust, 8.44%, 2010                      965           1,024
Korea Development Bank, 7.63%, 2002
   (144A security acquired Jan. 2000 for $495)
   (a)                                                      500             513
Morgan (J.P.) Chase, 6.75%, 2011                            520             521
Morgan Stanley, Dean Witter, Discover & Co.,
   6.10%, 2006                                              665             664
Old Kent Bank 7.75%, 2010                                   410             430
Pemex Project Funding Master Trust, 9.13%, 2010
    (144A security acquired May 2001 for $386) (a)          370             388
Prudential Insurance Co. of America, 6.88%, 2003          1,450           1,482
Sanwa Bank Ltd., 7.40%, 2011                                720             698
Shinhan Bank,  7.25%, 2002                                1,195           1,213
Takefuji Corp., 9.20%, 2011
   (144A security acquired Apr. 2001 for $518)(a)           510             526
TPSA Financial BV,  7.75%, 2008
   (144A security acquired May 2001 for $502)(a)            510             499
                                                                  --------------
                                                                          15,589
                                                                  --------------
FOREIGN GOVERNMENT - 2.3%
Brazil Federative Republic, 10.13%, 2027                    160             116
Poland (Government of), Step Coupon (4.25% to
    10/1/01), 2024                                          445             339
Quebec (Province of Canada)
    5.50%, 2006                                             525             517
    7.50%, 2023                                             605             644
Russian Federation,
     Step Coupon (5.00% to 3/31/07), 2030                   390             184
United Mexican States, 10.38%, 2009                         225             252
                                                                  --------------
                                                                           2,052
                                                                  --------------


The Notes to Financial Statements are an integral part of these statements.

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES continued
June 30, 2001 (Unaudited)

                                                    PRINCIPAL         VALUE
                                                     (000)            (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS AND NOTES-94.1%
INDUSTRIAL - 5.0%
Apple Computer, Inc., 6.50%, 2004                         $ 170           $ 166
Georgia Pacific Corp.,
     7.38%, 2025                                            270             230
     8.88%, 2031                                            480             480
Kaiser Aluminum & Chemical Corp., 12.75%, 2003              320             290
Lockheed Martin Corp.,
     8.20%, 2009                                            570             614
     8.50%, 2029                                            710             784
Lukens, Inc., 7.63%, 2004                                   440             110
National Steel Corp., 9.88%, 2009                           290             113
Raytheon Co., 8.20%, 2006                                   585             613
Reliance Industries Ltd., 10.25%, 2097 (144A
    security acquired Jan. 2001 for $211) (a)               250             207
TFM SA DE CV, Step Coupon (0% to 6/15/02), 2009             560             482
USX Marathon Group, 8.13%, 2023                             240             254
                                                                  --------------
                                                                           4,343
                                                                  --------------
OIL & GAS - 2.1%
Coastal Corp., 7.50%, 2006                                  410             423
Conoco, Inc., 6.95%, 2029                                   110             106
Occidental Petroleum Corp.
     7.65%, 2006                                            445             470
     9.25%, 2019                                            370             430
Williams Companies, Inc., 7.50%, 2031
    (144A security acquired May 2001 for $483) (a)          500             466
                                                                  --------------
                                                                           1,895
                                                                  --------------
SERVICES - 0.4%
Laidlaw, Inc., 7.88%, 2005 (b)                              695             330
PSI Net, Inc., 11%, 2009 (b)                                550              34
                                                                  --------------
                                                                             364
                                                                  --------------
STRUCTURED SECURITIES - 7.0%
American Express Credit, Ser.1999-1A, 5.60%,
2006                                                        850             859
Beaver Valley II Funding Corp., 8.63%, 2007                 755             781
Comm 1999-1, A1, 6.15%, 2032                                627             631
IMC Home Equity Loan, 6.65%, 2029                           625             633
Nomura Asset Securities Corp., 7.03%, 2030                  321             322
Qwest Capital Funding, Inc.,
    7.75%, 2006 (144A security acquired
    Aug. 2000 for $514) (a)                                 485             508
    7.90%, 2010                                             415             427
Residential Funding Mortgage, Ser. 1996, 7.75%,
2026                                                        613             627
Salomon Brothers Mortgage Securities VII
    6.34%, 2033                                             519             521
Unicredito Italiano Capital Trust, 9.20%, 2010
    (144A security acquired May 2001 for $814) (a)          745             806
                                                                  --------------
                                                                           6,115
                                                                  --------------


                                                    PRINCIPAL         VALUE
                                                     (000)            (000)
--------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
American Airlines,  6.82%, 2011                           $ 530           $ 534
Burlington Northern Santa Fe, 8.13%, 2020                   290             308
Northwest Airlines, Inc., 8.88%, 2006                       190             187
Systems 2001 Asset Trust LLC, 7.16%, 2011
   (144A security acquired June 2001 for $178) (a)          200             199
                                                                  --------------
                                                                           1,228
                                                                  --------------
UTILITIES - 1.8%
Cleveland Electric Illuminating Co.,
    7.67%, 2004                                              50              52
    7.43%, 2009 (144A security acquired Mar.
    2001 for $42) (a)                                        40              40
Empressa Nacional De Electric,  8.13%, 2097                 490             372
Korea Electric Power Corp., 6.38%, 2003                     345             348
Niagara Mohawk Power Corp., 7.38%, 2003                      85              87
Pacific Gas & Electric, 10.38%, 2011
   (144A security acquired May 2001 for $186) (a)           190             190
Progress Energy, Inc., 7.10%, 2011                          440             445
                                                                  --------------
                                                                           1,534
                                                                  --------------
U.S. GOVERNMENT AND AGENCIES - 41.9%
Freddie Mac,
   6.75%, 2029                                              560             572
   8.00%, 2030 (30yr, Gold)                                 418             431
   TBA's (e)
   6.00%, 2016                                            2,250           2,218
   6.50%, 2016                                            2,425           2,429
Fannie Mae,
   7.00%, 2015                                            1,197           1,217
   7.00%, 2029                                            2,044           2,054
   8.00%, 2030                                              867             895
   8.00%, 2030                                            1,084           1,120
   7.00%, 2031                                            1,474           1,480
   8.00%, 2031                                              566             585
   8.00%, 2031                                              775             800
   TBA's (e)
   6.00%, 2016                                            1,450           1,428
   6.00%, 2031                                              850             814
   6.50%, 2016                                            3,825           3,827
   6.50%, 2031                                            6,375           6,273
   7.00%, 2031                                              950             952
Ginnie Mae,
   TBA's -  6.0%, 2031 (e)                                1,900           1,835
U.S. Treasury Bond, 8.75%, 2017                           1,475           1,914
U.S. Treasury Notes,
   5.75%, 2002                                              575             588
   7.88%, 2004                                            2,325           2,546
   6.63%, 2007                                              675             725
   6.00%, 2009                                            1,900           1,994
                                                                  --------------
                                                                          36,697
                                                                  --------------
TOTAL LONG-TERM BONDS
   (Cost - $82,982)                                                      82,369
                                                                  --------------



The Notes to Financial Statements are an integral part of these statements.

CORE PLUS FIXED INCOME FUND

INVESTMENTS IN SECURITIES continued
June 30, 2001 (Unaudited)

                                                      NUMBER OF         VALUE
                                                        SHARES          (000)
--------------------------------------------------------------------------------
PREFERRED STOCK - 2.0%
California Federal Cap Corp., 9.13%                      21,325          $  539
Centaur Funding Corp., 9.08%
    (144A security acquired Jan. 2001 for $441)(a)      425,000             454
Citigroup, Inc., 2.93%                                   12,000             526
Fuji JGB Investments LLC, Step Coupon (9.87% to 6/30/08)
    (144A security acquired May 2001 for $190)(a)         2,000             190
                                                                  --------------
TOTAL PREFERRED STOCKS
    (Cost $1,706)                                                         1,709
                                                                  --------------

SHORT-TERM OBLIGATIONS - 24.2%
MONEY MARKET FUND - 24.07%

Charter Money Market Fund                            21,069,000          21,069


                                                   PRINCIPAL
                                                     (000)
                                                 ---------------
U.S. GOVERNMENT - 0.11%
U.S. Treasury Bill, 4.67%, 1/8/02 (d)                    $  100             100

TOTAL SHORT-TERM OBLIGATIONS
                                                                  --------------
    (Cost $21,169)                                                       21,169
                                                                  --------------

TOTAL INVESTMENTS IN SECURITIES - 120.3%
    (Total Cost - $105,857) (c)                                         105,247
Cash and Other Assets, Less Liabilities - (20.3)%                       (17,732)
                                                                  --------------
NET ASSETS - 100.0%                                                    $ 87,515
                                                                  ==============


--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate value of restricted securities is $5,834,428 (aggregate cost - $5,825,530) which is approximately 6.7% of net assets. Valuations have been furnished by brokers trading in the securities or by a pricing service for all restricted securities.

(b) Defaulted security.

(c) At June 30, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $105,826,316 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                     $ 971,212

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                      (1,549,774)
                                                       ---------------------

Unrealized depreciation - net                                 $   (578,562)
                                                       =====================

(d) Pledged as collateral for financial futures contracts. At June 30, 2001, the Fund was long 19 30-year Treasury Bond futures contracts, long 23 2-year Treasury Note futures contracts, short 57 10-year Treasury Note futures contracts and short 35 5-year Treasury Note futures contracts, all expiring in September 2001. Net unrealized gain amounted to $14,070. Underlying face values of the long and short positions were $6,606,172 and $8,874,758, respectively, and underlying market values were $6,624,172 and $8,870,828, respectively.

(e) TBA (to be announced) refers to government sponsored enterprises' pools that are bought and sold for future settlement.


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

                                                  LARGE      LARGE      LARGE      SMALL      SMALL               CORE
                                                  COMPANY    COMPANY    COMPANY    COMPANY    COMPANY             PLUS
                                                  STOCK      STOCK      STOCK      STOCK      STOCK     FOREIGN   FIXED
                                       BALANCED   GROWTH     VALUE      INDEX      GROWTH     VALUE     STOCK     INCOME
                                         FUND      FUND       FUND       FUND       FUND       FUND      FUND      FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities at value     $ 12,601    $9,819    $14,030   $179,627    $19,071    $ 18,647   $9,290   $105,247
Cash                                         85         1          -          -          1           1        4          6
Foreign currency (Cost $55)                   -         -          -          -          -           -       54          -
Interest and dividends receivable,
  net of withholding taxes                   72         3         17        209          2          16       26 1    1,058
Receivable for open forward currency
  contracts                                   -         -          -          -          -           -        4          -
Futures variation margin receivable           -         -          -         93          -           -        -         15
Receivable for investments sold               -       100        112         59        257         190        -     10,430
Receivable for fund shares sold               -         -          -          -          -           -        -          -
Prepaid registration fees                    15        15         15         15         15          15       15         15
Receivable from investment adviser           25        25         25         66         23          18        -         46
Investment for Trustees' deferred
compensation plan                             -         -          -          7          -           -        -          1
Other                                         1         -          -          5          -           -        -          1
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
    Total assets                         12,799     9,963     14,199    180,081     19,369      18,887    9,393    116,819
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------

LIABILITIES:
Payable for investments purchased             -       139         29        200         75         266        -     29,216
Swap contract payable                         -         -          -          -          -           -        -          3
Payable for fund shares redeemed              -         -          -          -          -           -        -          -
Custodian fees payable                       16        19         10         36         12          13       25         35
Accrued audit and legal fees payable          8         8          8         12          8           8        8          8
Accrued advisory fees payable                 -         -          -          -          -           -       21          -
Administrative services fees payable         10        10         10         46         13          10       10         25
Shareholder servicing and distribution
    fees payable to Distributor               6         4          6         15          6           7        4        (a)
Deferred Trustees' fees payable               -         -          -          7          -           -        -          1
Other                                        17        16         17         27         17          17       16         16
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
    Total liabilities                        57       196         80        343        131         321       84     29,304
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
NET ASSETS                              $12,742    $9,767    $14,119   $179,738    $19,238    $ 18,566   $9,309    $87,515
                                      ========== =========  =========  =========  =========  ========== ========  =========

Components of Net Assets:
Paid in capital                         $12,701   $12,457    $13,890   $173,682    $19,453     $14,075  $11,366    $84,452
Undistributed (overdistributed) net
  investment income                         153        (9)       278      1,288        (68)        510       64        993
Accumulated net realized gain (loss)
  on investments                             32    (1,817)        95     (3,764)      (420)      1,457    (455)      2,669
Unrealized appreciation
  (depreciation) of investments           (144)      (864)      (144)     8,532        273       2,524  (1,666)      (599)
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
NET ASSETS                              $12,742    $9,767    $14,119   $179,738    $19,238    $ 18,566   $9,309    $87,515
                                      ========== =========  =========  =========  =========  ========== ========  =========

Net Assets
Institutional Class                     $ 4,682   $ 3,504    $ 4,921   $164,789     $9,470     $ 7,032   $3,726    $87,032
Premier Class                             5,084     3,999      6,173      1,129      6,385       7,587    4,360        229
Retail Class                              2,976     2,264      3,025     13,820      3,383       3,947    1,223        254
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
                                        $12,742    $9,767    $14,119   $179,738    $19,238    $ 18,566   $9,309    $87,515
                                      ========== =========  =========  =========  =========  ========== ========  =========

SHARES OUTSTANDING
Institutional Class                         463       450        473     13,465        918         511      460      8,369
Premier Class                               504       515        595        149        620         552      539         22
Retail Class                                296       293        292      1,837        330         288      152         25
                                      ---------- ---------  ---------  ---------  ---------  ---------- --------  ---------
                                          1,263     1,258      1,360     15,451      1,868       1,351    1,151      8,416
                                      ========== =========  =========  =========  =========  ========== ========  =========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Class                     $ 10.10   $  7.79    $ 10.41    $ 12.24    $ 10.31     $ 13.77   $ 8.10    $ 10.40
Premier Class                           $ 10.08   $  7.76    $ 10.38    $  7.56    $ 10.29     $ 13.74   $ 8.08    $ 10.39
Retail Class                            $ 10.05   $  7.74    $ 10.35    $  7.53    $ 10.26     $ 13.69   $ 8.05    $ 10.37

COST OF INVESTMENTS                     $12,745   $10,683    $14,174   $170,812    $18,798    $ 16,123  $10,958   $105,857
                                      ========== =========  =========  =========  =========  ========== ========  =========

/1/ Including foreign tax reclaim receivable of $15 and cost of $27.

The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)


                                                     LARGE       LARGE        LARGE        SMALL       SMALL                   CORE
                                                    COMPANY     COMPANY      COMPANY      COMPANY     COMPANY                  PLUS
                                                     STOCK       STOCK        STOCK        STOCK       STOCK      FOREIGN      FIXED
                                      BALANCED      GROWTH       VALUE        INDEX       GROWTH       VALUE       STOCK      INCOME
                                        FUND         FUND         FUND         FUND        FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                           $   66       $   32       $  96        $ 980       $  11      $  150      $  115     $  40
   Interest                               126            6          36          560          30          26           9     2,840
                                     ---------   ----------   ---------    ---------    --------    --------    --------  --------
                                          192           38         132        1,540          41         176         124     2,880
EXPENSES:
   Investment advisory fees                45           38          48          169          90          79          48       251
   Custodian fees and expenses             23           25          16           76          32          28          40        52
   Administrative services                 10           10          10           46          13          10          10        25
   Shareholder reports                      6            6           6            5           6           6           6         6
   Distribution fees
     Premier Class                          -            -           -            -           -           -           -       (a)
     Retail Class                           3            3           3           15           4           4           2       (a)
   Shareholder servicing fees
     Premier Class                          3            4           6            1           6           7           6         1
     Retail Class                           5            2           3           12           3           3           1       (a)
   Auditing and legal fees                 11           10          10           12          10          10          10        10
   Registration fees                       15           14          14           15          15          14          27        15
   Other                                    3            2           3           15           1           3           2         4
                                     ---------   ----------   ---------    ---------    --------    --------    --------    --------
      Total expenses                      124          114         119          366         180         164         152       364
      Less expenses waived by adviser
       or distributor                     (63)         (67)        (53)        (120)        (71)        (66)        (92)     (172)
                                     ---------   ----------   ---------    ---------    --------    --------    --------    --------
   Net expenses                            61           47          66          246         109          98          60       192
                                     ---------   ----------   ---------    ---------    --------    --------    --------    --------
Investment Income                         131           (9)         66        1,294        (68)          78          64     2,688
                                     ---------   ----------   ---------    ---------    --------    --------    --------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) from:
   Currency contracts                       -            -           -            -           -           -          22         -
   Futures contracts                        -            -           -       (2,886)          -           -           -        68
   Securities transactions                 55       (1,080)          95        (177)        (61)       1,480       (258)     3,059
                                      --------   ----------   ---------    ---------    --------    --------    --------    --------
                                           55       (1,080)          95      (3,063)        (61)       1,480       (236)     3,127
                                      --------   ----------   ---------    ---------    --------    --------    --------    --------
   Change in unrealized appreciation
    (depreciation) of:
   Currency contracts                       -            -           -            -           -           -         (6)         -
   Index Swaps                              -            -           -            -           -           -           -        (3)
   Futures contracts                        -            -           -         745            -           -           -        45
   Investments                          (155)         (59)       (756)     (11,818)       (902)       1,522     (1,315)    (2,351)
                                      --------   ----------   ---------    ---------    --------    --------    --------    --------
                                        (155)         (59)       (756)     (11,073)       (902)       1,522     (1,321)    (2,309)
                                      --------   ----------   ---------    ---------    --------    --------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                       (100)      (1,139)       (661)     (14,136)       (963)       3,002     (1,557)       818
                                      --------   ----------   ---------    ---------    --------    --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $ 31    $ (1,148)     $ (595)     $(12,842)    $(1,031)    $  3,080     $(1,493)   $ 3,506
                                      ========   ==========   =========    =========    ========    ========    ========    ========

(a) Amount less than 1.


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

                                                     LARGE        LARGE        LARGE       SMALL        SMALL                  CORE
                                                    COMPANY     COMPANY      COMPANY     COMPANY      COMPANY                  PLUS
                                                     STOCK        STOCK        STOCK       STOCK        STOCK      FOREIGN     FIXED
                                       BALANCED      GROWTH       VALUE        INDEX      GROWTH        VALUE       STOCK     INCOME
                                         FUND         FUND        FUND         FUND        FUND         FUND        FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)              $  131    $  (9)      $   66      $ 1,294     $  (68)        $  78       $  64   $  2,688
Net realized and unrealized gain
  (loss) on investments                     (100)   (1,139)       (661)    (14,136)        (963)        3,002     (1,557)        818
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
Net increase (decrease) from
  operations                                  31   (1,148)       (595)    (12,842)      (1,031)        3,080     (1,493)      3,506
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income
    Institutional Class                        -         -           -           -            -            -           -    (2,469)
    Premier Class                              -         -           -           -            -            -           -        (4)
    Retail Class                               -         -           -           -            -            -           -        (7)
From net realized capital gains
    Institutional Class                        -         -           -           -            -            -           -          -
    Premier Class                              -         -           -           -            -            -           -          -
    Retail Class                               -         -           -           -            -            -           -          -
From capital
    Institutional Class                        -         -           -           -            -            -           -          -
    Premier Class                              -         -           -           -            -            -           -          -
    Retail Class                               -         -           -           -            -            -           -          -
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
Total dividends and distributions              -                     -           -            -            -           -
                                                         -                                                                  (2,480)
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS

Net proceeds from sales of shares              2         -           -          12        4,449            -           -          -
Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions                              -         -           -           -            -            -           -      2,469
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
                                               2         -           -          12        4,449            -                   2,469
Cost of shares redeemed                        -         -           -           -      (11,092)           -           -          -
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------

Total from Institutional Class                 2         -           -          12      (6,643)            -           -      2,469
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
PREMIER CLASS
Net proceeds from sales of shares            134       158         612         511          251          150         114         95
Net asset value of shares issued to shareholders
    in reinvestment of dividends and
    distributions                              -         -           -           -            -            -           -          4
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
                                             134       158         612         511          251          150         114         99
Cost of shares redeemed                      (27)      (60)        (16)       (156)         (97)         (38)        (54)         -
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
Total from Premier Class                     107        98         596         355          154          112          60         99
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
RETAIL CLASS
Net proceeds from sales of shares            943       595       1,512       5,693        1,242        1,893         151         34
Net asset value of shares issued to
    shareholders in Reinvestment of
    dividends and distributions                -         -           -           -            -            -           -          7
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
                                             943       595       1,512       5,693        1,242        1,893         151         41
Cost of shares redeemed                     (148)     (188)       (300)     (1,458)        (581)        (482)       (107)        (3)
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
Total from Retail Class                      795       407       1,212       4,235          661        1,411          44         38
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
Net increase (decrease) in net assets
  derived from Fund share transactions       904       505       1,808       4,602      (5,828)        1,523         104      2,606
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
TOTAL NET INCREASE (DECREASE) IN NET
  ASSETS                                     935      (643)      1,213      (8,240)     (6,859)        4,603     (1,389)      3,632

NET ASSETS:
Beginning of period                       11,807    10,410      12,906     187,978       26,097       13,963      10,698     83,883
                                       ---------- ---------  ----------   ---------   ----------   ----------  ---------- ----------
End of period*                          $ 12,742   $ 9,767    $ 14,119    $179,738     $ 19,238     $ 18,566     $ 9,309   $ 87,515
                                       ========== =========  ==========   =========   ==========   ==========  ========== ==========
* Includes undistributed
(overdistributed) net investment
income of:                               $   153  $    (9)     $   278    $  1,288     $   (68)      $   510     $    64    $   993
                                       ========== =========  ==========   =========   ==========   ==========  ========== ==========



The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2000
(IN THOUSANDS)


                                                     LARGE        LARGE      LARGE       SMALL        SMALL                  CORE
                                                    COMPANY      COMPANY    COMPANY    COMPANY        COMPANY                PLUS
                                                     STOCK        STOCK     STOCK       STOCK         STOCK      FOREIGN     FIXED
                                       BALANCED     GROWTH       VALUE      INDEX       GROWTH        VALUE      STOCK       INCOME
                                        FUND/1/     FUND/1/      FUND/1/    FUND        FUND/2/       FUND/1/    FUND/3/     FUND/4/
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)            $  276     $  (29)      $   98    $ 4,187     $    (33)      $  167       $  53     $ 4,963
Net realized and unrealized gain
(loss) on investments                       69     (1,542)       1,351    (26,729)       1,077        2,912       (517)       2,565
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
Net increase (decrease) from
operations                                 345     (1,571)       1,449    (22,542)       1,044        3,079       (464)       7,528
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income
    Institutional Class                   (134)          -        (250)    (5,252)        (145)        (695)        (51)     (5,418)
    Premier Class                         (140)          -        (282)       (20)         (58)        (738)        (58)         (8)
    Retail Class                           (61)          -         (93)      (204)         (26)        (235)        (16)        (12)
From net realized capital gains
    Institutional Class                      -           -           -    (35,060)           -            -           -         (54)
    Premier Class                            -           -           -        (40)           -            -           -          (a)
    Retail Class                             -           -           -       (225)           -            -           -          (a)
From capital
    Institutional Class                      -           -           -         -           (79)           -        (40)           -
    Premier Class                            -           -           -         -           (32)           -        (46)           -
    Retail Class                             -           -           -         -           (14)           -        (13)           -
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
Total dividends and distributions         (335)          -        (625)   (40,801)        (354)      (1,668)       (224)     (5,492)
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL CLASS
Net proceeds from sales of shares        4,500       4,500       4,500     21,030       16,193        4,500       4,500      76,037
Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions            134           -         250     40,312          228          694          92       5,473
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
                                         4,634       4,500       4,750     61,342       16,421        5,194       4,592      81,510
Cost of shares redeemed                      -           -           -   (175,000)          -            -           -           -
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
Total from Institutional Class           4,634       4,500       4,750   (113,658)      16,421        5,194       4,592      81,510
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
PREMIER CLASS
Net proceeds from sales of shares        5,499       5,077       5,316      1,167        6,148        4,871       5,441         117
Net asset value of shares issued
    to shareholders in reinvestment
    of dividends and distributions         140           -         282         60           89          737         104           8
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------

                                         5,639       5,077       5,598      1,227        6,237        5,608       5,545         125
Cost of shares redeemed                   (678)        (38)       (128)      (250)         (34)         (86)       (208)          -
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
Total from Premier Class                 4,961       5,039       5,470        977        6,203        5,522       5,337         125
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
RETAIL CLASS
Net proceeds from sales of shares        2,316       2,729       1,778     12,932        2,998        1,648       1,478         200
Net asset value of shares issued to
    shareholders in Reinvestment of
    dividends and distributions             61           -          93        429           37          235          28          12
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
                                         2,377       2,729       1,871     13,361        3,053        1,883       1,506         212

Cost of shares redeemed                   (175)       (287)         (9)    (1,776)        (252)         (47)        (49)           -
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------

Total from Retail Class                  2,202       2,442       1,862     11,585        2,783        1,836       1,457         212
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
Net increase in net assets derived
from Fund share transactions            11,797      11,981      12,082   (101,096)      25,407       12,552      11,386      81,847
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
TOTAL NET INCREASE (DECREASE)
     IN NET ASSETS                      11,807      10,410      12,906   (164,439)      26,097       13,963      10,698      83,883
NET ASSETS:

Beginning of period                          -           -           -    352,417           -            -           -           -
                                     ----------   ---------  ----------  ---------   ----------   ----------  ----------  ----------
End of period/*/                      $ 11,807    $ 10,410   $  12,906    187,978     $ 26,097     $ 13,963    $ 10,698    $ 83,883
                                     ==========   =========  ==========  =========   ==========   ==========  ==========  ==========

* Includes undistributed
(overdistributed) net investment
income of:                           $      12    $      -   $     212        (6)    $      -    $     432   $      -          641
                                     ==========   =========  ========== =========   ==========   ==========  ==========  ==========

/1/  Commenced operations on January 20, 2000.
/2/  Commenced operations on January 21, 2000.
/3/  Commenced operations on January 24, 2000.
/4/  Commenced operations on December 31, 1999.

(a) Amount less than 1.

The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                             LARGE COMPANY STOCK         LARGE COMPANY STOCK
                                                 BALANCED FUND                   GROWTH FUND                  VALUE FUND
                                             --------------------------   --------------------------   -------------------------
                                       FROM: 1/1/2001      1/20/2000/*/     1/1/2001      1/20/2000/*/  1/1/2001      1/20/2000/*/
                                         TO: 6/30/2001     12/31/2000     6/30/2001      12/31/2000    6/30/2001     12/31/2000
                                             (UNAUDITED)                  Unaudited)                  (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.07         $ 10.00        $ 8.72        $ 10.00       $ 10.85       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                         0.12            0.27             -          (0.01)         0.06          0.13
Net realized and unrealized gain (loss)
     on investments                              (0.09)           0.10         (0.93)         (1.27)        (0.50)         1.28
                                             ----------    ------------   -----------    -----------   -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                  0.03            0.37         (0.93)         (1.28)        (0.44)         1.41
                                             ----------    ------------   -----------    -----------   -----------   -----------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 -           (0.30)             -             -            -          (0.56)
Distributions from net realized capital
     gains
                                             ----------    ------------   -----------    -----------   -----------   -----------
                                                     -               -             -              -             -             -
TOTAL DIVIDENDS AND DISTRIBUTIONS                    -           (0.30)            -              -             -         (0.56)
                                             ----------    ------------   -----------    -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                $  10.10         $ 10.07        $ 7.79         $ 8.72       $ 10.41       $ 10.85
                                             ==========    ============   ===========    ===========   ===========   ===========
TOTAL RETURN (a)                                  0.30% (b)       3.66% (b)   (10.67)%(b)    (12.80)% (b)   (4.06)% (b)   14.03% (b)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                                    1.81% (c)       1.76% (c)     2.16% (c)      1.79% (c)     1.54% (c)     1.55% (c)
Fees and expenses waived or borne by the
Adviser or Distributor                            1.01% (c)       0.96% (c)     1.36% (c)      0.99% (c)     0.74% (c)     0.75% (c)
Net expenses                                      0.80% (c)       0.80% (c)     0.80% (c)      0.80% (c)     0.80% (c)     0.80% (c)
Net investment income (d)                         2.31% (c)       2.78% (c)    (0.02)%(c)     (0.11)%(c)    1.15%  (c)     1.05% (c)
PORTFOLIO TURNOVER                                  23% (b)         67% (b)       40% (b)        75% (b)       23% (b)       62% (b)
NET ASSETS, END OF PERIOD (000 OMITTED)       $  4,682         $ 4,663       $ 3,504        $ 3,926       $ 4,921       $ 5,130



                                                                LARGE COMPANY STOCK INDEX FUND
                                             ---------------------------------------------------------------------
                                       FROM:  1/1/2001       1/1/2000      1/1/1999       1/1/1998     7/1/1997*
                                         TO: 6/30/2001      12/31/2000    12/31/1999     12/31/1998    12/31/1997
                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.12       $ 16.32       $ 13.84        $ 10.95       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                           0.09          0.22          0.17           0.13          0.07
Net realized and unrealized gain (loss) on
     investments                                   (0.97)        (1.58)         2.68           2.97          0.95
                                                  ------        ------         -----          -----         -----
TOTAL FROM INVESTMENT OPERATIONS                   (0.88)        (1.36)         2.85           3.10          1.02
                                                  ------        ------         -----          -----         -----
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                   -        (0.30)         (0.22)         (0.16)         (0.07)
Distributions from capital gains                       -        (1.54)         (0.15)         (0.05)           -
                                                  -------       ------        ------         ------         ------
TOTAL DIVIDENDS AND DISTRIBUTIONS                      -        (1.84)         (0.37)         (0.21)         (0.07)
                                                 --------       ------        ------         ------         ------
Net asset value, end of period                  $ 12.24       $ 13.12       $  16.32        $ 13.84        $ 10.95
                                                =========     =========     =========      =========      ========
TOTAL RETURN/(a)/                                 (6.71)% (b)   (9.24)%        20.66%         28.28%         10.23% (b)
Ratios to Average Net Assets
Gross expenses                                     0.36% (c)     0.38%          0.36%          0.43%          0.70% (c)
Fees and expenses waived or borne by the
Adviser or Distributor                             0.11% (c)     0.13%          0.01%          0.08%          0.35% (c)
Net expenses                                       0.25% (c)     0.25%          0.35%          0.35%          0.35% (c)
Net investment income (d)                          1.46% (c)     1.46%          1.11%          1.27%          1.57% (c)
PORTFOLIO TURNOVER                                    1% (b)        9%             3%             3%             4% (b)
NET ASSETS, END OF PERIOD (000 OMITTED)        $164,789     $ 176,705      $ 352,417     $  291,265       $105,845

* Commencement of operations.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.



The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS CONTINUED


                              SMALL COMPANY STOCK          SMALL COMPANY STOCK         FOREIGN STOCK       CORE PLUS FIXED INCOME
                                  GROWTH FUND                  VALUE FUND                   FUND                    FUND1
                            -------------------------    ---------------------   ---------------------    ----------------------
                      FROM:  1/1/2001  1/21/2000*        1/1/2001  1/20/2000*     1/1/2001  1/24/2000*     1/1/2001  1/1/2000**
                        TO:  6/30/2001  12/31/2000       6/30/2001  12/31/2000    6/30/2001  12/31/2000    6/30/2001  12/31/2000
                            (UNAUDITED)                  (UNAUDITED)              (UNAUDITED)              (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                     $ 11.00      $ 10.00       $ 11.38       $ 10.00     $ 9.41       $ 10.00      $ 10.27      $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income/(d)/        (0.03)       (0.01)         0.07          0.34       0.06          0.07         0.32         0.63
Net realized and
  unrealized gain (loss) on
  investments                     (0.66)        1.16          2.32          2.59      (1.37)        (0.46)         0.11        0.34
                                  ------       -----          ----          ----      ------        ------         ----     --------
TOTAL FROM INVESTMENT
  OPERATIONS                      (0.69)        1.15          2.39          2.93      (1.31)        (0.39)         0.43        0.97
                                 -------       -----          ----          ----      ------        ------         ----     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net
  investment income                 -          (0.15)           -          (1.55)        -          (0.20)       (0.30)       (0.69)
Distributions from net
  realized capital gains            -             -             -             -          -             -            -         (0.01)
TOTAL DIVIDENDS AND
  DISTRIBUTIONS                     -          (0.15)           -          (1.55)        -          (0.20)       (0.30)       (0.70)
NET ASSET VALUE, END OF
  PERIOD                        $ 10.31      $ 11.00        $13.77       $ 11.38     $ 8.10        $ 9.41      $ 10.40      $ 10.27
                                ========     ========      ========      ========    ========      =======     ========     ========
TOTAL RETURN (a)                  (6.27)% (b)  11.51% (b)    20.90% (b)    29.22% (b)(13.92)% (b)   (3.84)% (b)    4.21% (b)   9.93%
RATIOS TO AVERAGE NET ASSETS
Gross expenses                     1.83% (c)    1.81% (c)     1.87% (c)     1.98% (c)  2.91% (c)     2.59% (c)    0.85% (c)    0.83%
Fees and expenses waived
  or borne by the Adviser or
  Distributor                      0.78% (c)    0.76% (c)     0.82% (c)     0.93% (c)  1.86% (c)     1.54% (c)    0.40% (c)    0.38%
Net expenses                       1.05% (c)    1.05% (c)     1.05% (c)     1.05% (c)  1.05% (c)     1.05% (c)    0.45% (c)    0.45%
Net investment income(d)          (0.60)% (c)  (0.12)% (c)    1.13% (c)     1.69% (c)  1.45% (c)     0.69% (c)    6.26% (c)    6.74%
PORTFOLIO TURNOVER                   90% (b)     140% (b)       42% (b)      102% (b)     7% (b)       27% (b)     217% (b)     310%
NET ASSETS, END OF PERIOD
  (000 OMITTED)                 $ 9,470     $ 16,552       $ 7,032       $ 5,812     $3,726       $ 4,326      $87,032      $83,540


*  Commencement of operations.
** Commenced operations on December 31, 1999.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.


The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                           LARGE COMPANY STOCK        LARGE COMPANY STOCK       LARGE COMPANY STOCK
                               BALANCED FUND                   GROWTH FUND                VALUE FUND                INDEX FUND
                           -------------------------    ------------------------   ------------------------  ----------------------
                      FROM:  1/1/2001     1/20/2000*     1/1/2001     1/20/2000*    1/1/2001    1/20//2000*   1/1/2001   1/21/2000*
                        TO:  6/30/2001    12/31/2000     6/30/2001    12/31/2000    6/30/2001   12/31/2000    6/30/2001  12/31/2000
                            (UNAUDITED)                  (UNAUDITED)                (UNAUDITED)               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $ 10.05      $  10.00        $ 8.71      $  10.00    $ 10.83       $ 10.00     $ 8.11    $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(d)/        0.10          0.25         (0.01)        (0.03)      0.03          0.10       0.06      0.15
Net realized and
unrealized gain (loss) on
  investments                    (0.07)         0.09         (0.94)        (1.26)     (0.48)         1.28      (0.61)    (0.82)
                               ---------     ----------    -------      ---------    -------      ---------    -------   --------

TOTAL FROM INVESTMENT
  OPERATIONS                      0.03          0.34         (0.95)        (1.29)     (0.45)         1.38      (0.55)    (0.67)
                               --------      ----------     --------     ---------   --------      --------    --------  -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net
  investment income                -           (0.29)           -             -           -         (0.55)         -     (0.25)
Distributions from net         ---------     -----------    ---------    ---------   --------      ----------- --------- ---------
  realized capital gains           -             -             -             -            -             -          -     (0.97)
                               ---------     -----------    ---------    ---------   --------      ----------- --------- ---------

TOTAL DIVIDENDS AND
  DISTRIBUTIONS                    -           (0.29)          -             -            -         (0.55)        -      (1.22)
                               ---------     -----------    ---------    ---------    --------     ----------  --------- --------
NET ASSET VALUE, END OF
  PERIOD                        $ 10.08       $ 10.05         7.76       $  8.71      $10.38       $10.83       7.56     $8.11
                               =========     ========       ========      =========   ========     ========    =======   ========
TOTAL RETURN (a)                 0.30%(b)      3.41%(b)    (10.91)%(b)   (12.90)%(b)   (4.16)%(b)   13.78%(b)  (6.78)%(b)(7.64)%(b)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                   2.01% (c)     1.96% (c)     2.37% (c)     1.99% (c)    1.77% (c)    1.75%(c)   0.52% (c) 0.58%(c)
Fees and expenses waived
or borne by the Adviser or
Distributor                      1.01% (c)     0.96% (c)     1.37% (c)     0.99% (c)    0.77% (c)   0.75% (c)   0.17% (c) 0.23% (c)
Net expenses                     1.00% (c)     1.00% (c)     1.00% (c)     1.00% (c)    1.00% (c)   1.00% (c)   0.35% (c) 0.35% (c)
Net investment income (d)        2.11% (c)     2.58% (c)   (0.22)% (c)   (0.31)% (c)    0.95% (c)   0.85% (c)   1.47% (c) 1.36% (c)
PORTFOLIO TURNOVER                 23% (b)       67% (b)       40% (b)       75% (b)      23% (b)     62% (b)      1% (b)    9% (b)
NET ASSETS, END OF PERIOD
  (000 OMITTED)               $ 5,084       $ 4,964       $  3,999    $   4,377      $ 6,173     $ 5,842      $1,129      $846




                              SMALL COMPANY STOCK        SMALL COMPANY STOCK           FOREIGN STOCK          CORE PLUS FIXED INCOME
                                  GROWTH FUND                VALUE FUND                     FUND                       FUND
                            -------------------------  ------------------------   ------------------------    ----------------------
                      FROM:  1/1/2001     1/21/2000*   1/1/2001     1/20/2000*    1/1/2001     1/24/2000*     1/1/2001    1/21/2000*
                        TO:  6/30/2001    12/31/2000   6/30/2001    12/31/2000    6/30/2001    12/31/2000     6/30/2001   12/31/2000
                            (UNAUDITED)                (UNAUDITED)                (UNAUDITED)                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 10.98       $ 10.00     $ 11.37       $ 10.00       $ 9.39       $ 10.00       $10.28     $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (d)       (0.04)        (0.02)       0.05          0.32         0.05          0.04        0.29        0.57
Net realized and
  unrealized gain (loss) on
  investments                   0.65)          1.15        2.32          2.59        (1.36)        (0.45)       0.12        0.40
                               -------        ------      -----       -------       -------        ------       -----      -----

TOTAL FROM INVESTMENT
  OPERATIONS                   (0.69)          1.13        2.37          2.91        (1.31)        (0.41)        0.41       0.97
                               -------        ------     -------     --------      --------        ------       -----     ------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Dividends from net
  investment income                -          (0.15)          -         (1.54)           -         (0.20)       (0.30)     (0.68)
Distributions from net
  realized capital gains           -             -            -             -            -             -               -   (0.01)
                               -------        ------      -------      -------      --------        -----     -------     ------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS                        -      (0.15)          -         (1.54)           -         (0.20)       (0.30)     (0.69)
                               -------        ------      -------      -------      --------       -------     --------   --------
NET ASSET VALUE, END OF
  PERIOD                      $ 10.29       $ 10.98      $13.74       $ 11.37       $ 8.08        $ 9.39       $10.39     $10.28
                              ========      ========     ========      ========     =======       =======     ========    =======
TOTAL RETURN (a)                (6.28)%(b)    11.26%(b)   20.84%(b)     28.96%(b)   (13.95)%(b)    (4.09)%(b)    4.01%(b)   9.92%(b)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                   2.01%(c)      2.01%(c)    2.07%(c)      2.18%(c)     3.13%(c)      2.84%(c)    1.46%(c)    1.23%(c)
Fees and expenses waived
  or borne by the Adviser
  or Distributor                 0.76%(c)      0.76%(c)    0.82%(c)      0.93%(c)     1.88%(c)      1.59%(c)    0.61%(c)    0.38%(c)
Net expenses                     1.25%(c)      1.25%(c)    1.25%(c)      1.25%(c)     1.25%(c)      1.25%(c)    0.85%(c)    0.85%(c)
Net investment income (d)       (0.81)%(c)    (0.32)%(c)   0.93%(c)      1.49%(c)     1.25%(c)      0.49%(c)    5.83%(c)    6.34%(c)
PORTFOLIO TURNOVER                 90%(b)       140%(b)      40%(b)       102%(b)        7%(b)        27%(b)     217%(b)     310%(b)
NET ASSETS, END OF PERIOD
   (000 OMITTED)               $6,385        $6,640      $7,587        $6,178       $4,360        $5,001        $ 229      $ 128



* Commencement of operations.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                           LARGE COMPANY STOCK        LARGE COMPANY STOCK      LARGE COMPANY STOCK
                                BALANCED FUND                  GROWTH FUND                VALUE FUND                INDEX FUND
                          -------------------------    ------------------------  ------------------------  -----------------------
                      FROM:  1/1/2001   1/20/2000*     1/1/2001   1/20/2000*     1/1/2001    1/20//2000*   1/1/2001     1/21/2000*
                        TO:  6/30/2001  12/31/2000     6/30/2001  12/31/2000     6/30/2001   12/31/2000     6/30/2001    12/31/2000
                            (UNAUDITED)                (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 10.04      $  10.00       $ 8.69       $ 10.00      $ 10.81     $ 10.00       $ 8.09     $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (d)        0.11          0.17        (0.01)        (0.04)       (0.03)       0.07         0.02       0.13
Net realized and unrealized
  gain (loss) on investments    (0.10)         0.16        (0.94)        (1.27)       (0.43)       1.28        (0.58)     (0.83)
                             ----------    ----------    ----------   -----------   ---------- -----------    ---------  --------
Total from investment
  operations                     0.01          0.33        (0.95)        (1.31)       (0.46)       1.35        (0.56)     (0.70)
                             ----------    ----------    ----------   -----------   ---------- -----------    ---------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Dividends from net
  investment income               -           (0.29)          -             -            -        (0.54)           -      (0.24)
Distributions from net
  realized capital gains          -             -             -             -            -           -             -      (0.97)
                             ----------    ----------    ----------   -----------   ---------- -----------    ---------  --------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS                   -           (0.29)          -             -            -        (0.54)           -      (1.21)
                             ----------    ----------    ----------   -----------   ---------- -----------    ---------  --------
NET ASSET VALUE, END OF
  PERIOD                      $ 10.05       $ 10.04       $ 7.74        $ 8.69      $ 10.35     $ 10.81       $ 7.53     $ 8.09
                             ==========    ==========    ==========    ==========   =========   ===========    ========= ==========
TOTAL RETURN/(a)/                0.10%(b)      3.25%(b)   (10.93)%(b)   (13.10)%(b)   (4.26)%(b)  13.52%(b)    (6.92)%(b) (7.94)%(b)
RATIOS TO AVERAGE NET ASSETS
Gross expenses                   2.35%(c)      2.21%(c)     2.70%(c)      2.24%(c)     2.14%(c)    2.00%(c)     0.99%(c)   0.83%(c)
Fees and expenses waived
  or borne by the Adviser
  or Distributor                 1.10%(c)      0.96%(c)     1.45%(c)      0.99%(c)     0.89%(c)    0.75%(c)     0.39%(c)   0.23%(c)
Net expenses                     1.25%(c)      1.25%(c)     1.25%(c)      1.25%(c)     1.25%(c)    1.25%(c)     0.60%(c)   0.60%(c)
Net investment income/(d)/       1.85%(c)      2.33%(c)    (0.47)%(c)    (0.56)%(c)    0.70%(c)    0.60%(c)     1.11%(c)   1.11%(c)
PORTFOLIO TURNOVER                 23%(b)        67%(b)       40%(b)        75%(b)       23%(b)      62%(b)        1%(b)      9%(b)
NET ASSETS, END OF PERIOD
  (000 OMITTED)               $ 2,976       $ 2,180     $  2,264       $ 2,107      $ 3,025     $ 1,934      $13,820    1 0,427




                            SMALL COMPANY STOCK          SMALL COMPANY STOCK        FOREIGN STOCK          CORE PLUS FIXED INCOME
                          -------------------------    ------------------------ ------------------------  --------------------------
                                GROWTH FUND                  VALUE FUND                  FUND                      FUND

                      FROM:  1/1/2001   1/21/2000*     1/1/2001  1/20/2000*       1/1/2001  1/24/2000*        1/1/2001  1/21/2000*
                        TO:  6/30/2001  12/31/2000     6/30/2001 12/31/2000      6/30/2001 12/31/2000        6/30/2001 12/31/2000
                            (UNAUDITED)                (UNAUDITED)              (UNAUDITED)                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 10.96      $ 10.00      $ 11.34     $ 10.00       $9.37      $10.00          $10.27     $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income/(d)/      (0.05)       (0.04)       (0.08)       0.27        0.04         (a)            0.31       0.51
Net realized and
  unrealized gain (loss) on
  investments                   (0.65)        1.14         2.43        2.60       (1.36)      (0.44)           0.09      0.45
                            -----------   -----------  ----------   -----------  ---------- -----------     ---------   ------
TOTAL FROM INVESTMENT
  OPERATIONS                    (0.70)        1.10         2.35        2.87       (1.32)       0.44            0.40      0.96
                            -----------   -----------  ----------   -----------  ---------- -----------     ---------   ------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Dividends from net
  investment income                -         (0.14)          -        (1.53)        -         (0.19)          (0.30)     (0.68)
Distributions from net
  realized capital gains           -             -            -            -         -            -               -      (0.01)
                            -----------   -----------   ----------   ----------- ---------- -----------     ---------  ----------
Total dividends and
  distributions                     -        (0.14)          -        (1.53)        -         (0.19)          (0.30)     (0.69)
                            -----------   -----------   ----------   ----------- ---------- -----------     ---------  ---------
Net asset value, end of
  period                     $ 10.26       $ 10.96      $ 13.69      $11.34       $8.05       $9.37          $10.37    $ 10.27
                            ===========   ===========   ==========   =========== ========== ===========     =========  =========
TOTAL RETURN/(a)/              (6.39)%(b)    11.00%(b)    20.72%(b)   28.60%(b)  (14.09)%(b)  (4.35)%(b)       3.92%(b)   9.79%(b)
RATIOS TO AVERAGE NET
  ASSETS
Gross expenses                  2.32%(c)      2.26%(c)     2.32%(c)    2.43%(c)    3.43%(c)    3.09%(c)        1.33%(c)   1.33%(c)
Fees and expenses waived
  or borne by the Adviser
  or Distributor                0.82%(c)      0.76%(c)     0.82%(c)    0.93%(c)    1.90%(c)    1.59%(c)        0.38%(c)   0.38%(c)
Net expenses                    1.50%(c)      1.50%(c)     1.50%(c)    1.50%(c)    1.50%(c)    1.50%(c)        0.95%(c)   0.95%(c)
Net investment income/(d)/     (1.07)%(c)    (0.57)%(c)    0.74%(c)    1.24%(c)    1.00%(c)    0.24%(c)        5.75%(c)   6.24%(c)
PORTFOLIO TURNOVER                90%(b)       140%(b)       40%(b)     102%(b)       7%(b)      27%(b)         217%(b)    310%(b)
NET ASSETS, END OF PERIOD
  (000 OMITTED)               $3,383        $2,905       $3,947      $1,973      $1,223      $1,371            $254       $215



* Commencement of operations.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

The Notes to Financial Statements are an integral part of these statements.

CHARTER FUNDS


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At June 30, 2001, the Trust offered nine separate series known, collectively, as the Charter Funds. Information on eight of these series (referred to as the "Funds" or separately as the "Fund") is presented in this report. The financial statements of Charter Money Market Fund are presented in a separate report. The Trust offers three classes of shares: Institutional Class, Premier Class and Retail Class in each Fund. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable shareholder servicing fee or distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares of the Funds have a separate transfer agent charge and no shareholder servicing or distribution fee. The Premier Class Shares of the Funds has a shareholder servicing fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Fixed Income Fund) have a shareholder servicing fee and a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates value. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortize premium and discount on all debt securities. The cumulative effect of this accounting change did not have an impact on total net assets for the Funds, but resulted in a re-classification between cost of securities held, net investment income, net realized gains and losses and net unrealized appreciation/depreciation. Prior to the change, the Funds did not amortize premiums or discounts for book purposes, except for original issue discounts, that were accreted over the life of the respective securities.

C. FEDERAL TAXES - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

At December 31, 2000, Large Company Stock Growth Fund and Foreign Stock Fund each had a capital loss carryforward totaling $387,542 and $129,780, respectively, which expire December 31, 2008. The capital losses are intended to be used to offset future capital gains.

During 2000, Large Company Stock Growth Fund, Large Company Stock Index Fund, Small Company Stock Growth Fund, and Foreign Stock Fund each had a post October loss amounting to $264,728, $2,286,347, $70,645, and $64,548, respectively.
Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

D. FOREIGN TAXES ON DIVIDENDS - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes with

CHARTER FUNDS


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

held were as follows: Balanced Fund, $790; Large Company Stock
Growth Fund, $43; Large Company Stock Value Fund, $596; Large Company Stock Index Fund, $8,810; and Foreign Stock Fund, $15,304.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income, if any, and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (net investment income is declared and distributed monthly for Core Plus Fixed Income Fund).

Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

F. MULTICLASS OPERATIONS - Each class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

H. FUTURES CONTRACTS - Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

I. FORWARD CURRENCY TRANSACTIONS - Certain Funds are authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

J. REPURCHASE AGREEMENTS - The Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest.

CHARTER FUNDS


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED



Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

K. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - The Funds may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can take place a month or more after the transaction date, they are subject to market fluctuations. The Funds maintain, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

L. SWAP AGREEMENTS - The Core Plus Fixed Income Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts arecorrect, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

On June 20, 2001, the Core Plus Fixed Income Fund entered into a swap agreement with Bear Stearns for a notional amount of $790,000. The terms of the agreement require the Fund to pay the LIBOR Rate (which is set monthly) plus 80 basis points and receive the monthly total return on the Bear Stearns High Yield Bond Index, both based on the notional amount. The Fund records the net daily amount receivable/payable in an unrealized gain or loss account. The net receivable/payable is settled in cash monthly and recorded as a capital gain or loss. The contract terminates on December 31, 2001.

M. MORTGAGE DOLLAR ROLLS - The Core Plus Fixed Income Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund accounts for such dollar rolls as financings. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made with respect to the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at cash renewal without physical delivery of the securities. The Fund engages in dollar rolls for the purpose of enhancing the Fund's yield.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse or bear any other expenses for each Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2002 and thereafter, to the extent described in the Fund's then current prospectus. These percentages are as follows:


                                                                               MAXIMUM OPERATING EXPENSE RATIO
                                                             ---------------------------------------------------------------------
                FUND                      MANAGEMENT FEE       INSTITUTIONAL CLASS       PREMIER CLASS          RETAIL CLASS
                ----                      --------------       -------------------       -------------          ------------
Balanced Fund                                  0.75%                   0.80%                  1.00%                 1.25%

Large Company Stock Growth Fund                0.80                    0.80                   1.00                  1.25

Large Company Stock Value Fund                 0.75                    0.80                   1.00                  1.25

Large Company Stock Index Fund                 0.25                    0.25                   0.35                  0.60

Small Company Stock Growth Fund                1.00                    1.05                   1.25                  1.50

Small Company Stock Value Fund                 1.00                    1.05                   1.25                  1.50

Foreign Stock Fund                             1.00                    1.05                   1.25                  1.50

Core Plus Fixed Income Fund                    0.60                    0.45                   0.85                  0.95


CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED


TimesSquare retains the ability to be repaid by the Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses.

The Balanced, Large Company Stock Growth, Large Company Stock Value, Small Company Stock Value and Foreign Stock Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold, or exchanged for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash, up to 25% of each Fund's total assets, in the affiliated Charter Money Market Fund (CMM) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund as a result of its investment in CMM. Income distributions from CMM for the six months ended June 30, 2001 are recorded as interest income in the Statement of Operations as follows:

(IN THOUSANDS)

Balanced Fund                                        $      10

Large Company Stock Growth Fund                              6

Large Company Stock Value Fund                              34

Large Company Stock Index Fund                             513

Small Company Stock Growth Fund                             29

Small Company Stock Value Fund                              26

Foreign Stock Fund                                           9

Core Plus Fixed Income Fund                                171


For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2001, the Funds paid or accrued $133,453. (The amount paid by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Fixed Income Fund), the Funds have adopted a 12b-1 plan which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of each class (0.15% for the Premier Class of Core Plus Fixed Income Fund), to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class (and also the Premier Class of Core Plus Fixed Income Fund) and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for Foreign Stock Fund and Core Plus Fixed Income
Fund) applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2002 and thereafter, to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

At June 30, 2001, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows (amounts in thousands):

FUND                                               SHARES       % OF FUND

Balanced Fund                                      1,029           83

Large Company Stock Growth Fund                    1,000           80

Large Company Stock Value Fund                     1,051           77

Large Company Stock Index Fund                        23          (a)

Small Company Stock Growth Fund                    1,013           54

Small Company Stock Value Fund                     1,134           84

Foreign Stock Fund                                 1,022           89

Core Plus Fixed Income Fund                           22          (a)

(a) Less than 1%.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

CHARTER FUNDS


NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED



5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2001 were as follows (amounts in thousands):

(IN THOUSANDS)



                                                        U.S.
                                                  Government/Agency                 All Other
                                                  -----------------                 ---------
                                                  Purchases    Sales           Purchases        Sales


Balanced Fund                                $     752        $    869       $  2,432      $   1,840

Large Company
Stock Growth Fund                                    -               -          4,259          3,773

Large Company
Stock Value Fund                                     -               -          4,833          2,794

Large Company
Stock Index Fund                                     -               -          3,082          1,467

Small Company
Stock Growth Fund                                    -               -         16,134         20,752

Small Company
Stock Value Fund                                     -               -          7,703          6,123

Foreign Stock Fund                                   -               -            931            626

Core Plus Fixed Income Fund                     85,900          98,360        124,223        105,800


6. IN-KIND TRANSACTIONS. During the year ended December 31, 2000, the Large Company Stock Index Fund incurred realized gains of $10,136,082 and $6,757,291, respectively, associated with in-kind redemptions on December 7 and December 11.

7. CAPITAL STOCK. Each Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows (shares and amounts in thousands):

CHARTER FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED


                                                              LARGE COMPANY STOCK    LARGE COMPANY STOCK     LARGE COMPANY STOCK
                                         BALANCED FUND            GROWTH FUND             VALUE FUND              INDEX FUND
                                    ------------------------------------------------------------------------------------------------
                                    FOR THE SIX   FOR THE    FOR THE SIX  FOR THE    FOR THE SIX   FOR THE    FOR THE SIX  FOR THE
                                       MONTHS      PERIOD       MONTHS      PERIOD     MONTHS      PERIOD      MONTHS      PERIOD
                                        ENDED      ENDED        ENDED      ENDED       ENDED       ENDED       ENDED       ENDED
                                      JUNE 30,    DECEMBER     JUNE 30,   DECEMBER    JUNE 30,   DECEMBER     JUNE 30,     DECEMBER
                                        2001        31,         2001        31,        2001        31,         2001         31,
                                    (UNAUDITED)    2001    (UNAUDITED)    2001    (UNAUDITED)     2001     (UNAUDITED)     2002
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
INSTITUTIONAL CLASS
Shares sold                               (a)       450            -        450          -          450            1       1,391
Shares issued to shareholders in
  connection with the reinvestment
  of dividends and distributions           -         13            -          -          -           23            -       2,769
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
                                          (a)       463            -        450          -          473            1       4,160
Shares redeemed                            -          -            -          -          -            -            -      12,285)
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
Net change                                (a)       463            -        450          -          473            1      (8,125)
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
PREMIER CLASS
Shares sold                                13       549           20        506         57          525           65         125
Shares issued to shareholders in
  connection with the reinvestment
  of dividends and distributions            -        14            -          -          -           26            -           7
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
                                           13       563           20        506         57          551           65         132
Shares redeemed                            (3)      (69)          (7)        (4)        (1)         (12)         (20)        (28)
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
Net change                                 10       494           13        502         56          539           45         104
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
RETAIL CLASS
Shares sold                                94       229           74        270        141          171          739       1,435
Shares issued to shareholders in
  connection with the reinvestment
  of dividends and distributions            -         6            -          -          -            9            -          50
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
                                           94       235           74        270        141          180          739       1,485
Shares redeemed                           (15)      (18)         (24)       (27)       (28)          (1)        (192)       (195)
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
Net change                                 79       217           50        243        113          179          547       1,290
                                    ----------   --------   ----------   --------   --------    ---------  -----------  ---------
Total net increase in Fund shares          89     1,174           63      1,195        169        1,191          593      (6,731)
                                    ==========   ========   ==========   ========   ========    =========  ===========  =========


/1/  Commenced operations on January 20, 2000.
/2/ The Premier and Retail Classes commenced operations on January 21, 2000.

(a) Less than 1.

CHARTER FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED




                                     SMALL COMPANY STOCK     SMALL COMPANY STOCK                           CORE PLUS FIXED INCOME
                                         GROWTH FUND             VALUE FUND          FOREIGN STOCK FUND             FUND
                                    ------------------------------------------------------------------------------------------------
                                    FOR THE SIX  FOR THE   FOR THE SIX  FOR THE    FOR THE SIX  FOR THE    FOR THE SIX    FOR THE
                                                  PERIOD                  PERIOD                  PERIOD                   YEAR
                                    MONTHS ENDED   ENDED   MONTHS ENDED   ENDED    MONTHS ENDED   ENDED    MONTHS ENDED    ENDED
                                      JUNE 30,   DECEMBER    JUNE 30,   DECEMBER     JUNE 30,   DECEMBER     JUNE 30,    DECEMBER
                                        2001        31,        2001        31,         2001        31,         2001         31,
                                     (UNAUDITED)    2001   (UNAUDITED)    2002    (UNAUDITED)     2003     (UNAUDITED)     2000
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
INSTITUTIONAL CLASS
Shares sold                               462      1,485           -         450          -         450           -       7,597
Shares issued to shareholders in
  connection with the reinvestment
  of dividends and distributions            -         20           -          61          -          10         237         535
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
                                          462      1,505           -         511          -         460         237       8,132
Shares redeemed                        (1,049)         -           -           -          -           -           -           -
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
Net change                               (587)     1,505           -         511          -         460         237       8,132
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
PREMIER CLASS
Shares sold                                25        600          12         487         13         541           9          11
Shares issued to shareholders in
  connection with the reinvestment
  of dividends and distributis              -          8           -          64          -          11           1           1
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
                                           25        608          12         551         13         552          10          12
Shares redeemed                           (10)        (3)         (3)         (8)        (6)        (20)          -           -
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
Net change                                 15        605           9         543          7         532          10          12
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
RETAIL CLASS
Shares sold                               126        286         156         158         18         148           3          20
Shares issued to shareholders in
  connection with the reinvestment
  of dividends and distributions            -          3           -          20          -           3           1           1
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
                                          126        289         156         178         18         151           4          21
Shares redeemed                           (61)       (24)        (42)         (4)       (12)         (5)         (a)          -
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
Net change                                 65        265         114         174          6         146           4          21
                                    ----------   --------  ----------   ---------  ---------    --------   ---------    --------
Total net increase in Fund shares        (507)     2,375         123       1,228         13       1,138         251       8,165
                                    ==========   ========  ==========   =========  =========    ========   =========    ========



/1/  Commenced operations on January 21, 2000.
/2/  Commenced operations on January 20, 2000.
/3/  Commenced operations on January 24, 2000.

(a) Less than 1.

CHARTER FUNDS


TRUSTEES                                                                              OFFICERS
                                           Thomas C. JoneS
Hugh R. Beath                              President, CIGNA Retirement & Investment   Richard H. Forde
Advisory Director                          Services and Chairman of the Board,        Chairman of the Board
AdMedia Corporate Advisors, Inc.           TimesSquare Capital Management, Inc.       And President


Richard H. Forde                           Paul J. McDonald
Managing Director                          Special Advisor to the Board of            Alfred A. Bingham III
TimesSquare Capital Management, Inc.       Directors, Friendly Ice Cream Corporation  Vice President and Treasurer


Russell H. Jones
Vice President and Treasurer                                                          Jeffrey S. Winer
Kaman Corporation                                                                     Vice President and Secretary



________________________________________________________________________________
Charter Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06104. The Funds are distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone:
1.888.CIGNA.FS or 1.888.244.6237).
________________________________________________________________________________

________________________________________________________________________________




________________________________________________________________________________



































[CIGNA TREE LOGO GRAPHIC APPEARS HERE /R/]
 CIGNA Financial Services, Inc.


P.O. Box 150476
Hartford, CT 06115-0476
www.cigna.com

Member NASD/SIPC                                                          545900